UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2016

Michael W. Stockton

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

A new era of innovation
can power your portfolio.

The Income Fund of America® Annual report for the year ended July 31, 2016

The Income Fund of America seeks current income while secondarily striving for capital growth.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–0.63%	7.16%	5.69%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.56% for Class A shares as of the prospectus dated October 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.70%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.83%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	A new era of innovation can power your portfolio.

Contents
1	Letter to investors
4	The value of a long-term perspective
12	About your fund
13	The portfolio at a glance
14	Summary investment portfolio
20	Financial statements
39	Board of trustees and other officers

Fellow investors:

Amid a challenging and volatile market environment, The Income Fund of America advanced 7.10% for the 12-month period ending July 31, 2016. The fund paid dividends totaling 66 cents a share. A capital gain distribution of 37 cents a share was also paid in December.

The fund’s results outpaced the broader equity market and its peer group, the Lipper Income Funds Index. The unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, gained 5.61%. The Lipper Income Funds Index gained 3.30%. The fund also outpaced the 5.94% return of the bond market, as represented by the unmanaged Barclays U.S. Aggregate Index.

As you can see in the table below, the fund has fared well against the Lipper and Barclays indexes for all the periods shown.

Navigating a volatile environment

From nearly start to finish of the fiscal year, geopolitical and macroeconomic issues rattled markets around the world. Investors have been confronted with the British vote to leave the European Union (Brexit), economic uncertainty in the U.S., economic deceleration in China and the introduction of negative interest rates in some markets. Nevertheless, the global economy is expected to remain on a path to growth — albeit slow growth.

To be sure, outlooks for country and regional economies vary considerably. Nowhere is this more apparent than with the U.S. and China, the world’s powerhouse economies. The U.S. again is showing its resilience, as American consumers continue to bolster the economy. Bright spots also appear in the housing and industrial sectors. In contrast, China’s transition toward more sustainable consumption-led growth proceeds along a bumpy path. While the risk that China might drag the global

Results at a glance

For periods ended July 31, 2016, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Income Fund of America (Class A shares)	7.10%	9.25%	6.31%	11.10%
Standard & Poor’s 500 Composite Index[2]	5.61	13.38	7.75	10.87
Barclays U.S. Aggregate Index[2]	5.94	3.57	5.06	7.60	[3]
Lipper Income Funds Index	3.30	5.40	4.99	—	[4]
Consumer Price Index (inflation)[5]	0.84	1.27	1.69	3.96

[1]	Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[4]	The inception date for the index was December 31, 1988
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The Income Fund of America	1

economy into recession has diminished, further deceleration in the world’s second-largest economy and bouts of market turbulence in the months ahead can be expected.

In Europe, the Brexit vote has left investors uncertain about the future of the European Union (EU). The economic and political implications of the United Kingdom’s decision to leave the EU are likely to reverberate for years, but at this point, it seems as if the effects on the U.S. economy will likely be limited.

Top holdings support the fund

Companies across a variety of sectors and industries contributed to fund returns. Nine of the fund’s 10 largest holdings rose, with information technology firms providing some of the strongest support.

Among the top 10, Microsoft gained 21.37%. Shares rose partly on the strength of revenue growth from its Azure cloud computing service. Microsoft’s Office 365 — a cloud-delivered, subscription-based productivity suite — also grew rapidly during the period.

Intel, one of the world’s largest semiconductor chipmakers, jumped 20.42%. The digital technology company’s data center and “internet of things” businesses have become its primary growth engines. Intel is a leader in the design and development of the equipment that runs data centers on which cloud computing relies.

Industrials show strength

In the industrials sector, Lockheed Martin and General Electric, both among the fund’s top 10 holdings, contributed to fund results. Lockheed, a global aerospace and defense company, advanced 22.03%. The company has consolidated its position as the Pentagon’s largest supplier of military equipment during the past several years and continues to benefit from a steady flow of government contracts.

GE gained 19.31% as it moved to sell its financial and appliance businesses in order to focus on its industrial, health care and energy divisions. Shares also rallied after the company announced it would repurchase $50 billion in shares, one of the biggest corporate buybacks on record. GE Aviation, a leading provider of jet and turboprop engines for commercial, military, business and general aviation aircraft, helped drive the company’s growth.

Pharmaceutical returns muted

Among health care holdings, the returns from Merck, Pfizer and GlaxoSmithKline were somewhat muted. About halfway through the fiscal year, the shares of many pharmaceutical companies declined. However, the retreat seemed to be more about political rhetoric than company fundamentals as the level of debate about drug pricing heated up among U.S. presidential candidates. Merck declined 0.51%, Pfizer gained 2.30% and GlaxoSmithKline rose 2.47%. These three companies, all top 10 holdings, remain attractive not only because of a long history of paying dividends, but because they have quality leadership, robust product pipelines, solid balance sheets and healthy cash flow.

Energy and materials detract

The fund’s returns were dampened by several companies in the energy sector. Most notably, ConocoPhillips declined 18.91%. In February, ConocoPhillips announced its first dividend cut in 25 years and further reduced its capital-spending plans. Conversely, Spectra Energy lifted the fund. The energy infrastructure company was able to not only maintain but also increase its dividend. The stock rose 18.87% on the strength of new energy projects as the price of oil rose. Among companies in the materials sector, Potash of Saskatchewan declined 42.61% as weak fertilizer prices took a toll on the company’s bottom line. These sectors, as

Striking a balance between return and volatility

The Income Fund of America takes a sensible approach to income. Looking back 10 years, the fund has provided higher returns than bonds and income funds, and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2016

Sources: Stocks — S&P 500; Bonds — Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

well as the overall market, were affected by volatile commodity prices. Oil, for example, fell from more than $90 a barrel in 2014 to less than $35 early in 2016. The price of oil was about $40 a barrel as the period ended.

Investments abroad

The fund can invest up to 25% of its assets in stocks outside the U.S., and during the past fiscal year, a number of our non-U.S. holdings contributed to absolute returns. The United Kingdom’s decision to leave the EU briefly roiled markets around the world, but had a relatively small impact on our holdings there, including GlaxoSmithKline, BAE Systems and Vodafone, all of which derive a significant portion of their revenue from outside the U.K. The fund’s exposure to non-U.S. common stocks totaled 16.5% at period’s end, but that may increase as we are seeing fairly attractive valuations for dividend-paying and other companies abroad.

For bonds, a volatile year

Early in the period, bonds issued by energy and natural resources companies were hurt by falling commodity prices, and the negative sentiment spread to the broader high-yield sector. But ultimately the fund’s allocation to bonds contributed to fund results, and our high-yield exposure was additive to returns and provided income.

Outlook

We expect the U.S. economy to continue setting the pace for global growth, but at a modest speed. The country’s gross domestic product seems more likely to rise at 2.5% than the 4% of past recoveries. The U.S. consumer appears in relatively good shape with household debt near 30-year lows, low unemployment and the emergence of the first signs of wage growth. However, business investment and productivity gains have been lagging, holding back a stronger U.S. recovery.

Given the global economic and political uncertainty, the Federal Reserve has recently pulled back its forecast for the number of interest-rate increases it expects to make for the remainder of 2016. This should continue to bolster higher yielding stocks. If the Fed, at some point, begins to aggressively raise rates, the environment for some income-oriented stocks may become more challenging. However, even in a rising interest-rate environment, some higher yielding stocks should continue to do well. Some companies, including banks, can benefit from gradually rising rates, as the hikes are likely to be in response to a strengthening economy.

We remain mindful that we are in a volatile and sometimes unsettling period. While the macroeconomic and geopolitical issues are likely to make the investment environment challenging, we continue to find opportunities to invest at relatively attractive valuations in companies we believe have the potential to prosper over the long run. We thank you for your commitment to The Income Fund of America and look forward to reporting to you again in six months.

Cordially,

Hilda L. Applbaum

Vice Chairman and Principal Executive Officer

David C. Barclay

President

September 8, 2016

For current information about the fund, visit americanfunds.com.

A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

Year ended July 31

All numbers calculated by Lipper.

The Income Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	Includes reinvested dividends of $454,754 and reinvested capital gain distributions of $ $144,973.
[5]	The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[6]	From December 1, 1973, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist.
[7]	Includes capital gain distributions of $25,226, but does not reflect income dividends of $74,570 taken in cash.
[8]	From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

$700,000
400,000
100,000
20,000
10,000
8,000

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2016)*

	1 year	5 years	10 years
Class A shares	0.94%	7.96%	5.69%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Year ended July 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990
VALUE OF DIVIDENDS	(dollars in thousands)
Dividends in cash[8]	$0.3	0.7	0.9	0.8	0.8	0.9	1.0	1.0	1.2	1.3	1.3	1.4	1.5	1.6	1.5	1.7	1.6
Dividends reinvested[8]	$0.3	0.8	1.0	1.0	1.1	1.3	1.5	1.7	2.2	2.5	2.9	3.4	3.9	4.4	4.5	5.3	5.3

VALUE OF INVESTMENT	(dollars in thousands)
Dividends in cash[8]	$8.8	10.1	12.2	12.7	12.6	12.7	12.5	12.8	12.3	16.1	15.7	19.4	21.7	23.6	22.3	25.6	24.4
Dividends reinvested[8]	$9.1	11.4	14.8	16.4	17.4	18.9	20.2	22.5	23.7	33.7	35.7	47.7	57.1	66.7	67.8	83.7	84.6

IFA TOTAL RETURN	(9.1)%	25.3	29.5	11.1	6.2	8.7	6.6	11.5	5.2	42.3	6.0	33.5	19.9	16.7	1.7	23.4	1.1

4	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

1.8	1.7	1.7	1.7	1.8	1.8	2.0	2.0	2.2	2.3	2.2	2.3	2.1	1.9	1.9	2.2	2.7	2.8	2.5	2.1	2.3	2.2	2.1	2.1	2.5	2.1
6.3	6.6	7.0	7.5	8.0	8.6	10.1	10.5	12.4	13.7	13.9	14.9	14.3	14.1	13.9	17.0	22.2	23.7	22.2	19.6	23.2	22.6	22.9	23.0	28.4	24.9

25.4	28.4	29.9	28.8	31.6	34.0	41.7	44.4	45.6	42.3	46.5	41.4	44.1	49.1	54.0	57.0	61.9	53.5	44.0	48.5	53.2	55.4	61.6	67.2	66.8	69.3
95.0	113.2	126.7	129.2	150.4	170.6	220.6	245.5	264.7	259.2	299.4	280.4	314.6	364.1	415.5	456.1	518.4	469.2	409.6	471.4	540.6	586.3	676.2	762.5	785.5	841.3

12.3	19.1	11.9	2.0	16.4	13.5	29.3	11.3	7.8	(2.1)	15.5	(6.4)	12.2	15.8	14.1	9.8	13.6	(9.5)	(12.7)	15.1	14.7	8.4	15.3	12.8	3.0	7.1

The Income Fund of America	5

A new era of innovation can power your portfolio.

6	The Income Fund of America

“Innovation creates long-term value.”

Hilda Applbaum

Portfolio manager Hilda Applbaum and many of the investment professionals at American Funds see a lot of the world in their search for companies that can help investors meet their objectives. They interview executives, tour facilities, talk with employees — essentially learn as much as they can about the organization.

Their investment decisions are based on factors ranging from the quality of the company’s leadership to its free cash flow. The decision is all about the company, not the country, sector or macroeconomic events. Bottom-up, not top-down.

They also keep their eyes on the big picture during their travels in the United States and abroad. And many of them are seeing a new era of innovation that has the potential to improve the standard of living across the globe, provide companies with greater profits and reward long-term investors in The Income Fund of America.

Innovation, Hilda says, can enhance the value of a company for an investor. “When a company continues to innovate and develop new products and processes, it improves the prospects for future revenue, earnings and dividend growth,” she says.

“Even if you take a relatively conservative approach to investing, that doesn’t mean you shouldn’t be investing in innovative companies — because innovation creates long-term value,” Hilda says.

The engine of change

The entrepreneurial spirit and commitment to innovation are providing opportunities for companies and investors around the globe, and that’s especially true in the United States, which leads the world in spending on research and development. This year, R&D spending is expected to increase 3.4% to $514 billion — about 2.8% of the nation’s gross domestic product.

Four of The Income Fund of America’s top 10 holdings — Intel, Microsoft, Pfizer and Merck — were among the top 10 U.S. companies in terms of R&D spending. The fund also held General Motors, the top spender on R&D, at period’s end.

Thomson Reuters included Microsoft and Intel on their 2015 Top 100 Global Innovators, as well as General Electric, another top 10 holding in IFA. And, if you consider patents a proxy for innovation, Microsoft, GE and Intel were among the top 10 in patent grants from 2000 to 2013.

Here’s a look at how R&D and new technology are spurring innovation and redefining some companies that are household names as well as top holdings in the fund.

Pharmaceutical innovation

When it comes to biopharmaceutical firms, the old saying is true — you’ve got to spend money to make money. In 2015, U.S. biopharma firms spent about $33 billion on R&D, or the bulk of the $51 billion spent by the entire pharmaceutical industry. The sector’s significant R&D investments have helped drive its contributions to the U.S. economy and allowed it to be a world leader in the development of new medicines.

Investment analyst Jay Markowitz doesn’t see this cycle ending soon. “We are in a 30- to 40-year cycle of innovation that was catalyzed by, among other things, the sequencing and the understanding of the human genome,” says Jay, who focuses on U.S. pharmaceutical and biotechnology companies.

Not only has DNA analysis led to a new era in medicine, it also demonstrates the increasing speed with which innovation can occur. In 2003, scientists announced they had sequenced the human genome. It took eight years of work, thousands of researchers and cost about $2 billion. Today scientists can sequence a human genome in a couple of days for well under $10,000.

But in many cases, Jay says, the development of drugs can be slow and incredibly expensive. “It takes 10 to 15 years to go from concept to drug approval, and only about one in 10 actually gets approved,” he says.

Once approved, some drugs can command premium pricing. And because the barriers to entry in this arena are so high, a successful drug represents a long-term and unusually secure source of recurring revenue for its manufacturer. This cash flow, in some cases, is being used to reward investors with dividends.

For those afflicted with cancer or other ailments, what matters is that pharmaceutical innovation has resulted in treatment that can slow the progression of or even cure a disease.

Take former President Jimmy Carter, who announced in 2015 that melanoma had spread to his liver and brain. He underwent surgery, radiation therapy and a new kind of cancer treatment called immunotherapy. Then, just months after finding out he had metastatic cancer, Carter said that his doctors saw no tumors and that he no longer needs cancer treatment.

The Income Fund of America	7

The U.S. is a world leader in biotechnology drugs

In 2015, biopharma firms in the U.S. spent about $33 billion on research and development, or the bulk of the $51 billion spent by the entire pharmaceutical industry. R&D spending has helped create drugs that can slow the progression of a disease or, in some cases, cure a condition.

Sources: Ernst & Young (U.S. biotech companies’ R&D expenditures) and FactSet Fundamentals (top 10 biotech companies worldwide). R&D expenditure data for 2014 and 2015 are estimates.

Carter’s remarkable outlook is likely due in large part to pembrolizumab, a drug that helps the immune system identify and fight tumors that would otherwise be “invisible” to antibodies. The drug, marketed under the name Keytruda, is a product of Merck, a top 10 holding and one of the top 10 U.S. companies in R&D spending. The company reported in July 2016 that Keytruda posted quarterly sales of $314 million, compared with $110 million in the same quarter last year.

Pfizer, the global pharmaceutical company headquartered in New York, is also among the fund’s top 10 holdings and one of the top 10 in R&D spending in the U.S. Several years ago, the company developed Ibrance, a drug that slowed the pace of metastatic breast cancer, doubling the time that patients could live without their tumors advancing. It’s one of the most dramatic advancements in decades. In addition, the drug may eventually generate significant revenue for the company.

“We are seeing evidence that the money these companies are investing in R&D is providing a return for society and shareholders,” Jay says. “The key is for these companies to be in continuous innovation, and not rely on a limited monopoly afforded by a drug patent.”

Finding such companies at attractive valuations can be especially important for income investors, Hilda says. The health care sector has a long history of paying dividends, and three companies — Merck, Pfizer and GlaxoSmithKline — were among the fund’s top 10 holdings at period’s end. Merck and Pfizer were yielding above 3% at that time, while GlaxoSmithKline was above 4%.

The cloud is now home to technology

Investment analyst Paul Benjamin says Microsoft has gone from being perceived as something of a dinosaur a few short years ago to a company on the cutting edge.

He credits Satya Nadella, who became CEO in 2014, for much of the change. “He’s performed a real balancing act between streamlining the company and heavily investing in big growth areas,” says Paul. “He’s very clearly replacing fat with muscle. The culture is better and stronger; the product quality is improving. They’re now viewed as innovators and leaders instead of losers. I would have never predicted that could happen so fast.”

Microsoft’s cloud computing platform, Azure, has helped turn Microsoft from a “mature” tech company to potentially a growth company. Microsoft’s Azure offers customers, for a fee, access to basically unlimited supercomputing power from the company’s servers.

“The cloud is growing so fast that it’s lifting the growth rate of the entire company,” Paul says. The company reported in July 2016 that sales of the Azure cloud computing service more than doubled.

For Microsoft, putting up big cloud numbers is vital because more companies are running their software and storing their data on a shared public cloud infrastructure, like Azure, Amazon Web Services or Google Compute Platform.

Microsoft’s recent results suggest that it is effectively managing the transition from selling software licenses to selling on-demand computing services.

8	The Income Fund of America

A 124-year-old company goes digital

General Electric, the world’s largest industrial conglomerate and one of the fund’s top 10 holdings, is taking number-crunching to new heights. Using a cloud-based computing system, GE is connecting machines, data and people. Call it the internet of things, machine learning, big data or convergence, GE’s move into digital business represents a remarkable evolution in the company’s history, says investment analyst Martin Jacobs.

“This is a really big deal for GE and represents the company’s commitment to the industrial digital transformation,” says Martin, who analyzes the U.S. industrial sector.

The system, which GE calls Predix, launched in March 2016 and allows customers to capture intelligence from their industrial assets.

“The way I think about it is that every piece of equipment is monitored, tracked and measured via sensors. This information is uploaded to the cloud and, through the power of supercomputing speed, is analyzed in a way to detect variations in behavior of the equipment,” Martin says. “Ultimately, this all provides customers with better outcomes — better efficiency, less downtime, predictive maintenance and improved safety.”

In an example of synergy between two top fund holdings, GE and Microsoft announced a partnership in July to bring the Predix software platform to Microsoft’s Azure cloud, allowing users to analyze and share data from their machines with Microsoft applications.

Investment analyst Mathews Cherian says Intel, another top 10 holding, also is a major player in cloud computing and the internet of things. “The cloud runs mostly on Intel server chips,” he says. “Intel is focused on enabling the cloud to support the huge amounts of new innovative applications that are being run on the cloud.”

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Income Fund of America’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located and where the revenue comes from.

The Income Fund of America vs. the S&P 500 with income reinvested

Equity portion breakdown by domicile (%)

As of June 30, 2016

	Region	Fund	Index
▀	United States	77%	100%
▀	Canada	1	—
▀	Europe	16	—
▀	Japan	—	—
▀	Asia-Pacific ex. Japan	3	—
▀	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	52%	64%
▀	Canada	3	2
▀	Europe	16	12
▀	Japan	3	2
▀	Asia-Pacific ex. Japan	4	1
▀	Emerging markets	22	19
	Total	100%	100%

Source: Capital Group (as of June 30, 2016).

The Income Fund of America	9

The U.S. leads the world in R&D spending

From cars to computers, R&D has helped turn concepts into cash

The U.S., which leads the world in spending on R&D, is expected to increase R&D spending 3.4% to $514 billion in 2016. R&D can be one of the drivers of economic growth and corporate success.

Research and development (R&D) as a percentage (%) of gross domestic product (GDP), as of 2015

(size of each circle represents the relative amount of annual R&D spending)

Sources: 2016 Global R&D Funding Forecast, Winter 2016, R&D Magazine, Advantage Business Media and Industrial Research Institute (R&D as a percentage of GDP); FactSet Data Systems/Reuters Global Fundamentals (top 10 U.S. companies by R&D spending). R&D as a percentage of GDP, based on 2015 estimated data for GDP and gross expenditures on R&D, was calculated and normalized using purchasing power parity (PPP), which estimates the adjustment needed between countries for the exchange rates to be equivalent to each currency’s purchasing power. PPP helps determine the exchange rate adjustment, so identical goods and services in different countries have the same price when expressed in the same currency.

These “mature” tech companies are benefiting from innovation, and they can also benefit long-term investors, says Mathews, who covers the semiconductor industry. “Many of these companies are high-margin businesses that generate a lot of cash, and they are doing a great job of returning value to shareholders.”

GE projects that its digital business could generate significant revenue by 2020, providing the company with a boost to its operating profit. For investors, it’s another example of how innovation and technology can spawn new businesses that few could have imagined a decade ago.

The driverless car is just down the road

Automakers around the world and numerous technology companies are not just working on autonomous vehicles, they’re putting them on the street.

Auto industry analyst Justin Toner says self-driving cars will be on the market in not too many years, and that many companies are going to benefit from the process it takes to get there. “It’s a really interesting and exciting time. Innovation is a global phenomenon, but a lot of the innovation is happening here in the U.S.” Justin says.

Audi, for example, recently received a permit from California to test self-driving cars on public roads. Google has logged about 1.3 million miles on its driverless cars in Mountain View, California, where the company is headquartered, and in Austin, Texas. In February, Google also began testing its cars in Kirkland, Washington. General Motors is now testing its self-driving Bolt in Arizona. Mercedes-Benz,

10	The Income Fund of America

“It’s a really interesting and exciting time.
Innovation is a global phenomenon, but a lot of
the innovation is happening here in the U.S.”

Justin Toner

BMW and Nissan are shooting for cars with self-driving capabilities by 2020. Tesla has targeted 2016 and Ford 2017.

Autonomous vehicles will use an array of sensors and massive amounts of data to navigate roads without a human driver. The cars represent an opportunity for companies that haven’t been part of the auto industry. In fact, the center of gravity in the car business may well have shifted from Motown to Mountain View.

Beyond Google, others from the technology sector working on elements of the driverless car include IBM, Intel, Analog Devices, Texas Instruments and Maxim Integrated Products. Many other companies worldwide are developing cameras, radars, sensors and other equipment. They include Delphi, Continental, TRW, Denso and Autoliv.

Driving returns for investors

Researchers at Morgan Stanley estimate the benefit of autonomous cars to the U.S. economy could range from $700 billion to $2.2 trillion per year — if 100% of the cars on the road are driverless. That’s unlikely in the near term, but a recent IHS Automotive study estimates 54 million will hit the streets worldwide by 2035.

Companies around the world will hitch a ride on driverless cars

Millions of self-driving cars may be on the road by 2035

Automakers around the world, and several technology companies, are not just working on driverless cars, but putting them on the street. Autonomous cars represent an opportunity for companies that have not traditionally been part of the auto industry.

Source: Chris Bryant and Andy Charman, “Race Is On to Build World’s First Driverless Car,” October 13, 2014. Used under license from Financial Times. All rights reserved. Capital Group is solely responsible for providing this abridged version of the original illustration, and The Financial Times Limited does not accept any liability for the accuracy or quality of the abridged version.

“Taken to the extreme, I believe that autonomous cars will eradicate automobile accidents, eliminate traffic and significantly reduce the real estate dedicated to automobiles, freeing land for more productive use,” Justin says.

Toner and other investment professionals say numerous potential beneficiaries, including companies working on the software, will be crucial for the car’s safety elements. Driverless cars could also be an opportunity for media and telecom companies to provide streaming video, considering that the average person spends about 90 minutes a day in a car.

Investment analyst David Penner says driverless cars could disrupt, revolutionize or possibly eliminate some industries. That’s why it’s important to have a global research network and an investment process that help separate the disruptors from the disrupted. “Avoiding the losers will be just as important as picking winners,” David says.

By the end of the decade, many driverless cars could be on the road, Justin says, transforming the auto and other industries, and changing the lives of people around the globe. ■

The Income Fund of America	11

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500	IFA cumulative	IFA advantage
	cumulative total return	total return	(percentage points)
September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.2	–9.5	9.7
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.3	–43.5	11.8
April 29 through October 3, 2011	–18.6	–11.6	7.0

*	Periods shown reflect S&P 500 price declines of 15% or more (without dividends reinvested) based on 100% recovery between declines (except for a 78% recovery between 3/6/78 and 11/28/80 and a 77% recovery between 3/9/09 and 4/29/11). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Charts show hypothetical $100,000 investments in the fund (at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2016. Example assumes an annual withdrawal equaling $5,000 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $676,159.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 42 years, income from the fund has been substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

Source: Thomson InvestmentView.

12	The Income Fund of America

The portfolio at a glance

July 31, 2016

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Industrials	9.69%
Financials	9.36
Information technology	8.73
Consumer staples	8.20
Health care	7.90

Ten largest common stock holdings
Percent of net assets
Microsoft	2.86%
Merck	2.62
General Electric	2.13
Lockheed Martin	2.02
Verizon Communications	1.92
Intel	1.89
McDonald’s	1.86
Pfizer	1.57
Procter & Gamble	1.47
GlaxoSmithKline	1.41

Country diversification by domicile
Percent of net assets
United States	73.28%
United Kingdom	7.50
Euro zone*	4.47
Canada	1.50
Hong Kong	1.37
Australia	1.20
Taiwan	1.16
Other countries	2.62
Short-term securities & other assets less liabilities	6.90

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.

July 31, 2015

Investment mix by security type

Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Industrials	10.47%
Health care	9.85
Financials	9.64
Information technology	8.20
Consumer staples	6.89

Ten largest common stock holdings
Percent of net assets
Merck	3.05%
Microsoft	2.96
Pfizer	2.28
General Electric	2.07
Bristol-Myers Squibb	1.64
Lockheed Martin	1.56
Verizon Communications	1.55
JPMorgan Chase	1.37
Wells Fargo	1.23
Procter & Gamble	1.22

Country diversification by domicile
Percent of net assets
United States	70.54%
United Kingdom	7.62
Euro zone†	5.65
Australia	2.08
Hong Kong	1.83
Canada	1.50
Switzerland	1.13
Other countries	2.72
Short-term securities & other assets less liabilities	6.93

†	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.

The Income Fund of America	13

Summary investment portfolio July 31, 2016

Common stocks 68.98%	Shares	Value (000)
Industrials 9.69%
General Electric Co.	69,491,053	$2,163,951
Lockheed Martin Corp.	8,119,400	2,052,016
BAE Systems PLC	126,401,776	893,310
Boeing Co.	5,965,000	797,282
Waste Management, Inc.	9,986,128	660,283
Other securities		3,283,763
		9,850,605

Financials 9.36%
JPMorgan Chase & Co.	21,515,056	1,376,318
CME Group Inc., Class A	10,140,400	1,036,755
Crown Castle International Corp.	10,449,000	1,013,867
Wells Fargo & Co.	18,127,915	869,596
Digital Realty Trust, Inc.	7,635,000	797,552
Iron Mountain Inc.[1]	13,724,780	565,598
Public Storage	1,935,000	462,310
Prologis, Inc.	8,390,000	457,171
Other securities		2,934,094
		9,513,261

Information technology 8.73%
Microsoft Corp.	51,193,209	2,901,631
Intel Corp.	55,176,100	1,923,439
Texas Instruments Inc.	15,550,000	1,084,613
Taiwan Semiconductor Manufacturing Co., Ltd.	170,719,000	922,502
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,166,470	60,184
Analog Devices, Inc.	14,616,091	932,945
Other securities		1,042,243
		8,867,557

Consumer staples 8.20%
Procter & Gamble Co.	17,386,700	1,488,128
Coca-Cola Co.	26,901,000	1,173,691
Philip Morris International Inc.	10,668,607	1,069,635
Reynolds American Inc.	20,846,668	1,043,584
Altria Group, Inc.	12,191,000	825,331
British American Tobacco PLC	11,743,200	749,801
Kellogg Co.	5,550,000	459,040
Other securities		1,519,158
		8,328,368

Health care 7.90%
Merck & Co., Inc.	45,448,227	2,665,993
Pfizer Inc.	43,114,280	1,590,486
GlaxoSmithKline PLC	64,296,000	1,436,362
AstraZeneca PLC	10,916,583	729,312
Bristol-Myers Squibb Co.	7,670,738	573,848
Eli Lilly and Co.	6,174,000	511,763
Other securities		515,455
		8,023,219

Consumer discretionary 5.70%
McDonald’s Corp.	16,029,280	1,885,845
Home Depot, Inc.	5,295,000	731,981
Target Corp.	9,450,000	711,868
General Motors Co.	15,248,112	480,925
Other securities		1,977,862
		5,788,481

14	The Income Fund of America

	Shares	Value (000)
Energy 4.58%
Chevron Corp.	9,800,000	$1,004,304
Spectra Energy Corp	27,235,500	979,661
BP PLC	147,950,000	835,791
Royal Dutch Shell PLC, Class B	21,362,147	566,000
Other securities		1,266,571
		4,652,327

Telecommunication services 4.06%
Verizon Communications Inc.	35,285,921	1,955,193
Telstra Corp. Ltd.	171,521,533	752,107
Other securities		1,424,172
		4,131,472

Materials 3.55%
E.I. du Pont de Nemours and Co.	14,953,953	1,034,365
Dow Chemical Co.	14,804,900	794,579
LyondellBasell Industries NV	6,190,000	465,859
Other securities		1,317,205
		3,612,008

Utilities 3.34%
Power Assets Holdings Ltd.	78,458,500	768,061
Duke Energy Corp.	7,854,999	672,309
Dominion Resources, Inc.	7,335,000	572,277
Other securities		1,381,740
		3,394,387

Miscellaneous 3.87%
Other common stocks in initial period of acquisition		3,931,005

Total common stocks (cost: $53,173,564,000)		70,092,690

Preferred securities 0.46%
Financials 0.46%
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	44,672
Other securities		422,064

Total preferred securities (cost: $429,622,000)		466,736

Rights & warrants 0.00%
Energy 0.00%
Other securities		—

Total rights & warrants (cost: $2,171,000)		—

Convertible stocks 0.61%
Other 0.61%
Other securities		619,693

Total convertible stocks (cost: $693,340,000)		619,693

Convertible bonds 0.78%	Principal amount (000)
Other 0.55%
Other securities		561,439

Miscellaneous 0.23%
Other convertible bonds in initial period of acquisition		231,814

Total convertible bonds (cost: $773,704,000)		793,253

The Income Fund of America	15

Bonds, notes & other debt instruments 22.27%	Principal amount (000)	Value (000)
Corporate bonds & notes 14.16%
Financials 2.36%
Crown Castle International Corp. 4.875% 2022	$9,800	$10,877
JPMorgan Chase & Co. 1.35%–2.95% 2017–2026	49,390	50,284
JPMorgan Chase & Co., junior subordinated 5.30%–7.90% 2049	147,785	156,693
Wells Fargo & Co. 1.29%–4.90% 2019–2045[2]	103,561	110,947
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	86,566	92,175
Other securities		1,977,144
		2,398,120

Consumer discretionary 2.20%
McDonald’s Corp. 2.75%–4.88% 2020–2045	4,145	4,744
Other securities		2,226,943
		2,231,687

Energy 2.11%
Chevron Corp. 2.954% 2026	10,215	10,548
Other securities		2,136,415
		2,146,963

Health care 1.95%
Merck & Co., Inc. 1.10% 2018	6,710	6,739
Pfizer Inc. 7.20% 2039	1,353	2,098
Other securities		1,970,442
		1,979,279

Telecommunication services 1.54%
Verizon Communications Inc. 1.38%–6.00% 2016–2048[2]	261,397	278,528
Other securities		1,281,629
		1,560,157

Industrials 1.26%
General Electric Capital Corp. 2.34%–6.00% 2019–2020	15,772	16,641
General Electric Co. 2.70%–5.00% 2022–2049	216,599	233,660
Lockheed Martin Corp. 1.85%–4.70% 2018–2046	23,080	25,981
Other securities		1,006,372
		1,282,654

Information technology 0.51%
Microsoft Corp. 2.65%–4.20% 2022–2035	12,000	13,138
Other securities		507,921
		521,059

Consumer staples 0.47%
Coca-Cola Co. 1.80% 2016	10,000	10,011
Philip Morris International Inc. 1.88%–4.25% 2021–2044	12,580	13,768
Reynolds American Inc. 2.30%–6.15% 2018–2045	52,430	60,998
Other securities		393,177
		477,954

Other corporate bonds & notes 1.76%
Other securities		1,785,994

Total corporate bonds & notes		14,383,867

U.S. Treasury bonds & notes 5.81%
U.S. Treasury 5.37%
U.S. Treasury 2.00% 2025	513,475	538,106
U.S. Treasury 2.875% 2045	929,150	1,066,608
U.S. Treasury 0.50%–6.25% 2017–2046[3]	3,541,242	3,857,173
		5,461,887

16	The Income Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 0.44%
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2024–2046[4]	$404,462	$442,519

Total U.S. Treasury bonds & notes		5,904,406

Mortgage-backed obligations 1.81%
Fannie Mae 2.30%–9.69% 2018–2047[2,5,6]	825,371	887,110
Freddie Mac 2.27%–9.00% 2019–2046[2,5]	528,981	569,203
Other securities		382,496
		1,838,809

Federal agency bonds & notes 0.07%
Fannie Mae 6.25%–7.13% 2029–2030	33,500	49,262
Federal Home Loan Bank 0.875% 2018	12,860	12,894
Other securities		4,117
		66,273

Other bonds & notes 0.42%
Other securities		432,725

Total bonds, notes & other debt instruments (cost: $21,794,167,000)		22,626,080

Short-term securities 6.85%
Chariot Funding, LLC 1.00% due 1/17/2017[7]	25,000	24,875
Chevron Corp. 0.52% due 8/2/2016–8/16/2016[7]	117,600	117,590
Coca-Cola Co. 0.56%–0.69% due 8/9/2016–1/12/2017[7]	214,800	214,447
Fannie Mae 0.38%–0.53% due 9/8/2016–1/5/2017	200,000	199,756
Federal Home Loan Bank 0.25%–0.63% due 8/9/2016–5/15/2017	2,950,792	2,947,750
Freddie Mac 0.33%–0.49% due 8/16/2016–2/2/2017	823,958	823,053
GE Capital Treasury Services (U.S.) LLC 0.40% due 8/31/2016	50,000	49,984
General Electric Co. 0.34% due 8/1/2016	40,700	40,699
Intel Corp. 0.41% due 8/30/2016	18,800	18,794
Jupiter Securitization Co., LLC 0.45% due 8/25/2016[7]	50,000	49,982
Microsoft Corp. 0.42%–0.46% due 8/3/2016–9/14/2016[7]	218,600	218,546
Pfizer Inc. 0.47%–0.67% due 9/12/2016–10/18/2016[7]	227,200	227,036
U.S. Treasury Bills 0.36%–0.46% due 8/18/2016–12/8/2016	232,900	232,835
Wells Fargo Bank, N.A. 0.86%–1.05% due 11/3/2016–1/20/2017	190,000	190,000
Other securities		1,606,519

Total short-term securities (cost: $6,960,868,000)		6,961,866
Total investment securities 99.95% (cost: $83,827,436,000)		101,560,318
Other assets less liabilities 0.05%		49,705

Net assets 100.00%		$101,610,023

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The Income Fund of America	17

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $661,445,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 7/31/2016 (000)
Sales:
Australian dollars	8/15/2016	HSBC Bank	$134,377	A$182,300	$(4,079)
Australian dollars	9/9/2016	JPMorgan Chase	$96,752	A$130,000	(1,899)
British pounds	8/19/2016	Bank of America, N.A.	$37,778	£26,550	2,629
British pounds	8/19/2016	JPMorgan Chase	$163,054	£122,500	878
British pounds	8/19/2016	Barclays Bank PLC	$256,477	£195,043	(1,737)
British pounds	8/19/2016	HSBC Bank	$256,403	£195,043	(1,812)
British pounds	8/22/2016	HSBC Bank	$35,092	£26,450	74
British pounds	9/8/2016	HSBC Bank	$30,100	£22,900	(228)
Euros	9/23/2016	UBS AG	$84,824	€76,900	(1,360)
					$(7,534)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2016, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2016 (000)
Iron Mountain Inc.	13,644,780	80,000	—	13,724,780	$23,385	$565,598
Iron Mountain Inc. 6.00% 2020[7]	—	$31,925,000	—	$31,925,000	1,607	33,761
Iron Mountain Inc. 5.75% 2024	$4,325,000	—	—	$4,325,000	265	4,464
Iron Mountain Inc. 6.00% 2023	$950,000	—	—	$950,000	57	1,014
Hubbell Inc.	3,430,000	—	—	3,430,000	8,404	369,857
R.R. Donnelley & Sons Co.	13,345,400	—	—	13,345,400	13,879	239,150
R.R. Donnelley & Sons Co. 7.875% 2021	$3,050,000	$21,395,000	$1,000,000	$23,445,000	936	25,555
R.R. Donnelley & Sons Co. 7.00% 2022	$17,500,000	$2,000,000	—	$19,500,000	1,242	19,890
R.R. Donnelley & Sons Co. 6.50% 2023	$11,580,000	$8,300,000	$5,600,000	$14,280,000	1,010	14,137
R.R. Donnelley & Sons Co. 7.625% 2020	—	$8,750,000	$5,050,000	$3,700,000	398	4,015
R.R. Donnelley & Sons Co. 8.25% 2019	—	$2,475,000	—	$2,475,000	84	2,732
R.R. Donnelley & Sons Co. 7.25% 2018	$7,234,000	$2,000,000	$7,234,000	$2,000,000	461	2,148
Outfront Media Inc.	9,064,824	—	—	9,064,824	11,641	210,939
CBS Outdoor Americas Inc. 5.25% 2022	$25,000,000	$4,500,000	—	$29,500,000	1,535	30,569
CBS Outdoor Americas Inc. 5.625% 2024[13]	$7,650,000	$2,496,000	$6,750,000	$3,396,000	298	3,596
TalkTalk Telecom Group PLC	58,313,942	107,949	—	58,421,891	12,701	177,059
Corporate Risk Holdings LLC 9.50% 2019[7,13]	$49,900,000	—	$4,900,000	$45,000,000	4,334	42,637
Corporate Risk Holdings I, Inc.[8,9]	—	2,205,215	—	2,205,215	—	20,575
Corporate Risk Holdings LLC 13.50% 2020[7,8,10]	—	$14,211,162	—	$14,211,162	1,599	14,629
Corporate Risk Holdings Corp.[8,9]	—	11,149	—	11,149	—	—
Redwood Trust, Inc.	5,079,717	365,000	—	5,444,717	5,996	77,696
CEVA Group PLC, Series A-1, 3.68% convertible preferred[8,9,11]	29,937	—	—	29,937	—	13,621
CEVA Group PLC[8,9,11]	35,229	—	—	35,229	—	11,802
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50%[2,5,12,13]	$6,995,197	—	$70,837	$6,924,360	474	5,773
CEVA Group PLC, Series A-2, 2.68% convertible preferred[8,9,11]	13,633	—	—	13,633	—	4,567
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[2,5,12,13]	$5,071,518	—	$51,357	$5,020,161	349	4,186
CEVA Group PLC, Apollo Global Securities LLC LOC, 6.50% 2021[2,5,12]	$4,870,074	—	—	$4,870,074	253	4,060
CEVA Group PLC 7.00% 2021[7]	$2,250,000	—	—	$2,250,000	158	1,896

18	The Income Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2016 (000)
CEVA Group PLC 9.00% 2021[7]	$1,050,000	—	—	$1,050,000	$95	$830
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[2,5,12,13]	$874,399	—	$8,855	$865,544	60	722
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,5,8,10,12]	$20,743,820	$2,418,965	—	$23,162,785	2,692	20,378
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,5,8,12]	$11,888,250	—	$121,000	$11,767,250	662	11,708
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,5,8,12]	$9,200,000	—	—	$9,200,000	935	9,154
Rotech Healthcare Inc.[8,9]	543,172	—	—	543,172	—	543
Douglas Dynamics, Inc.	1,444,000	—	—	1,444,000	1,321	38,699
NII Holdings, Inc.[9]	7,992,669	—	297,966	7,694,703	—	23,392
Baytex Energy Corp.[14]	12,060,956	299,802	12,360,758	—	932	—
Baytex Energy Corp. 5.125% 2021[7,14]	$10,050,000	—	—	$10,050,000	557	—
Baytex Energy Corp. 5.625% 2024[7,14]	$3,450,000	—	—	$3,450,000	201	—
Cliffs Natural Resources Inc. 4.875% 2021[14]	$4,945,000	—	—	$4,945,000	257	—
Cliffs Natural Resources Inc. 8.25% 2020[7,14]	$7,475,000	$16,625,000	$10,300,000	$13,800,000	716	—
Cliffs Natural Resources Inc., Series A, 7.00% convertible preferred 2016[14]	2,925,000	—	2,925,000	—	1,181	—
Diebold, Inc.[14]	3,925,000	297,000	4,222,000	—	3,937	—
Digital Realty Trust, Inc.[14]	7,115,000	3,360,000	2,840,000	7,635,000	22,812	—
					$127,424	$2,011,352

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Coupon rate may change periodically.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,963,000, which represented less than .01% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $6,655,197,000, which represented 6.55% of the net assets of the fund.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $141,409,000, which represented .14% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[12]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $457,805,000, which represented .45% of the net assets of the fund.
[13]	This security changed its name due to a corporate action during the reporting period.
[14]	Unaffiliated issuer at 7/31/2016.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 3.68% convertible preferred	4/3/2013	$29,938	$13,621	.01%
CEVA Group PLC	11/24/2015	34,036	11,802	.01
CEVA Group PLC, Series A-2, 2.68% convertible preferred	5/2/2013	13,172	4,567	—
Total private placement securities		$77,146	$29,990	.02%

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

€ = Euros

LOC = Letter of Credit

TBA = To be announced

See Notes to Financial Statements

The Income Fund of America	19

Financial statements

Statement of assets and liabilities
at July 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $81,964,654)	$99,548,966
Affiliated issuers (cost: $1,862,782)	2,011,352	$101,560,318
Cash		4,252
Cash denominated in currencies other than U.S. dollars (cost: $224)		224
Unrealized appreciation on open forward currency contracts		3,581
Receivables for:
Sales of investments	618,478
Sales of fund’s shares	116,073
Closed forward currency contracts	662
Dividends and interest	406,458
Other	400	1,142,071
		102,710,446
Liabilities:
Unrealized depreciation on open forward currency contracts		11,115
Payables for:
Purchases of investments	949,668
Repurchases of fund’s shares	85,160
Closed forward currency contracts	12
Investment advisory services	15,707
Services provided by related parties	29,809
Trustees’ deferred compensation	4,151
Other	4,801	1,089,308
Net assets at July 31, 2016		$101,610,023

Net assets consist of:
Capital paid in on shares of beneficial interest		$83,475,415
Undistributed net investment income		508,078
Accumulated net realized loss		(96,992)
Net unrealized appreciation		17,723,522
Net assets at July 31, 2016		$101,610,023

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized (4,686,945 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$75,436,707	3,475,950	$21.70
Class B	112,456	5,210	21.59
Class C	6,195,905	289,042	21.44
Class F-1	4,420,722	204,178	21.65
Class F-2	5,076,047	234,034	21.69
Class 529-A	1,525,072	70,408	21.66
Class 529-B	7,935	367	21.65
Class 529-C	462,942	21,462	21.57
Class 529-E	65,721	3,043	21.60
Class 529-F-1	60,591	2,798	21.66
Class R-1	132,940	6,163	21.57
Class R-2	577,533	26,898	21.47
Class R-2E	7,246	335	21.66
Class R-3	1,217,026	56,282	21.62
Class R-4	1,188,825	54,863	21.67
Class R-5E	10	1	21.69
Class R-5	515,980	23,772	21.70
Class R-6	4,606,365	212,139	21.71

See Notes to Financial Statements

20	The Income Fund of America

Statement of operations
for the year ended July 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $30,420; also includes $106,188 from affiliates)	$2,552,053
Interest (includes $21,236 from affiliates)	1,025,697	$3,577,750
Fees and expenses*:
Investment advisory services	207,936
Distribution services	264,189
Transfer agent services	74,958
Administrative services	18,918
Reports to shareholders	2,928
Registration statement and prospectus	1,965
Trustees’ compensation	347
Auditing and legal	1,909
Custodian	2,667
Other	1,997	577,814
Net investment income		2,999,936

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (includes $365,039 net loss from affiliates)	(171,008)
Forward currency contracts	103,668
Currency transactions	(10,892)	(78,232)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $118)	3,752,882
Forward currency contracts	(13,488)
Currency translations	(1,090)	3,738,304
Net realized loss and unrealized appreciation		3,660,072

Net increase in net assets resulting from operations		$6,660,008

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended July 31
	2016	2015
Operations:
Net investment income	$2,999,936	$3,032,727
Net realized (loss) gain	(78,232)	3,852,401
Net unrealized appreciation (depreciation)	3,738,304	(4,115,199)
Net increase in net assets resulting from operations	6,660,008	2,769,929

Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,980,153)	(3,456,253)
Distributions from net realized gain on investments	(1,680,493)	—
Total dividends and distributions paid to shareholders	(4,660,646)	(3,456,253)

Net capital share transactions	2,618,650	3,840,273

Total increase in net assets	4,618,012	3,153,949

Net assets:
Beginning of year	96,992,011	93,838,062
End of year (including undistributed net investment income: $508,078 and $492,116, respectively)	$101,610,023	$96,992,011

See Notes to Financial Statements

The Income Fund of America	21

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

22	The Income Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

The Income Fund of America	23

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are

24	The Income Fund of America

reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of July 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$9,838,801	$11,802	$2	$9,850,605
Financials	9,513,261	—	—	9,513,261
Information technology	8,846,982	—	20,575	8,867,557
Consumer staples	8,328,368	—	—	8,328,368
Health care	8,022,676	—	543	8,023,219
Consumer discretionary	5,788,465	—	16	5,788,481
Energy	4,652,327	—	—	4,652,327
Telecommunication services	4,131,472	—	—	4,131,472
Materials	3,604,281	—	7,727	3,612,008
Utilities	3,394,387	—	—	3,394,387
Miscellaneous	3,926,652	—	4,353	3,931,005
Preferred securities	466,736	—	—	466,736
Convertible stocks	601,505	18,188	—	619,693
Convertible bonds	—	793,253	—	793,253
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	14,327,958	55,909	14,383,867
U.S. Treasury bonds & notes	—	5,904,406	—	5,904,406
Mortgage-backed obligations	—	1,838,809	—	1,838,809
Federal agency bonds & notes	—	66,273	—	66,273
Other	—	432,725	—	432,725
Short-term securities	—	6,961,866	—	6,961,866
Total	$71,115,913	$30,355,280	$89,125	$101,560,318

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$3,581	$—	$3,581
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(11,115)	—	(11,115)
Total	$—	$(7,534)	$—	$(7,534)

*Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

The Income Fund of America	25

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in a transaction that involves unfunded commitments, which may obligate the fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure as of July 31, 2016, was $1,819,000. Should such commitments become due in full, these amounts would represent less than .01% of the net assets of the fund as of July 31, 2016.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

26	The Income Fund of America

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, July 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$3,581	Unrealized depreciation on open forward currency contracts	$11,115
Forward currency	Currency	Receivables for closed forward currency contracts	662	Payables for closed forward currency contracts	12
			$4,243		$11,127

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$103,668	Net unrealized depreciation on forward currency contracts	$(13,488)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2016 if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$2,723	$(12)	$(2,711)	$—	$—
Citibank	161	—	(161)	—	—
HSBC Bank	74	(74)	—	—	—
JPMorgan Chase	1,285	(1,285)	—	—	—
Total	$4,243	$(1,371)	$(2,872)	$—	$—

The Income Fund of America	27

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$12	$(12)	$—	$—	$—
Barclays Bank PLC	1,737	—	—	—	1,737
HSBC Bank	6,119	(74)	(2,495)	—	3,550
JPMorgan Chase	1,899	(1,285)	—	—	614
UBS AG	1,360	—	(380)	—	980
Total	$11,127	$(1,371)	$(2,875)	$—	$6,881

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2016, the fund reclassified $3,774,000 from undistributed net investment income to accumulated net realized loss and $47,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$523,312
Post-October capital loss deferral*	(88,896)
Gross unrealized appreciation on investment securities	19,804,516
Gross unrealized depreciation on investment securities	(2,105,237)
Net unrealized appreciation on investment securities	17,699,279
Cost of investment securities	83,861,039

*This deferral is considered incurred in the subsequent year.

28	The Income Fund of America

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended July 31, 2016						Year ended July 31, 2015
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class A	$2,268,689		$1,259,675		$3,528,364		$2,652,016	$—	$2,652,016
Class B	4,390		3,780		8,170		12,848	—	12,848
Class C	145,393		108,381		253,774		188,824	—	188,824
Class F-1	128,057		72,956		201,013		140,923	—	140,923
Class F-2	142,468		73,652		216,120		142,230	—	142,230
Class 529-A	44,586		25,554		70,140		53,022	—	53,022
Class 529-B	272		247		519		730	—	730
Class 529-C	10,332		7,919		18,251		13,212	—	13,212
Class 529-E	1,779		1,101		2,880		2,176	—	2,176
Class 529-F-1	1,868		989		2,857		2,101	—	2,101
Class R-1	3,096		2,291		5,387		3,933	—	3,933
Class R-2	13,455		10,059		23,514		18,272	—	18,272
Class R-2E1	79		6		85		1	—	1
Class R-3	33,659		21,237		54,896		44,001	—	44,001
Class R-4	35,211		20,359		55,570		43,909	—	43,909
Class R-5E2	—	[3]	—	[3]	—	[3]
Class R-5	20,792		11,143		31,935		24,087	—	24,087
Class R-6	126,027		61,144		187,171		113,968	—	113,968
Total	$2,980,153		$1,680,493		$4,660,646		$3,456,253	$—	$3,456,253

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. On December 3, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2016, decreasing the annual rates on daily net assets in excess of $115 billion to 0.121%. For the year ended July 31, 2016, the investment advisory services fee was $207,936,000, which was equivalent to an annualized rate of 0.219% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

The Income Fund of America	29

15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee will be amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on net assets between $20 billion and $100 billion, and 0.03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended July 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$169,801	$54,344		$7,106		Not applicable
Class B	1,910	166		Not applicable		Not applicable
Class C	59,929	4,638		3,001		Not applicable
Class F-1	10,268	4,992		2,056		Not applicable
Class F-2	Not applicable	4,545		2,118		Not applicable
Class 529-A	3,244	931		720		$1,252
Class 529-B	126	12		6		11
Class 529-C	4,394	311		222		385
Class 529-E	310	18		31		54
Class 529-F-1	—	36		28		49
Class R-1	1,294	114		65		Not applicable
Class R-2	4,145	1,854		279		Not applicable
Class R-2E	19	5		2		Not applicable
Class R-3	5,925	1,663		595		Not applicable
Class R-4	2,824	1,040		566		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	273		298		Not applicable
Class R-6	Not applicable	16		1,825		Not applicable
Total class-specific expenses	$264,189	$74,958		$18,918		$1,751

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the

30	The Income Fund of America

selected funds. Trustees’ compensation of $347,000 in the fund’s statement of operations reflects $372,000 in current fees (either paid in cash or deferred) and a net decrease of $25,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2016

Class A	$5,724,803	278,796	$3,431,843		169,512		$(8,133,956)	(396,067)	$1,022,690	52,241
Class B	2,255	111	8,057		401		(194,331)	(9,516)	(184,019)	(9,004)
Class C	800,596	39,422	245,379		12,275		(1,341,731)	(66,129)	(295,756)	(14,432)
Class F-1	821,628	40,041	193,056		9,559		(840,785)	(41,089)	173,899	8,511
Class F-2	1,606,112	77,658	201,943		9,979		(889,128)	(43,422)	918,927	44,215
Class 529-A	151,646	7,395	70,119		3,470		(214,848)	(10,442)	6,917	423
Class 529-B	258	13	518		26		(12,186)	(595)	(11,410)	(556)
Class 529-C	52,710	2,579	18,243		907		(82,435)	(4,020)	(11,482)	(534)
Class 529-E	7,224	354	2,880		143		(10,002)	(486)	102	11
Class 529-F-1	11,150	543	2,854		141		(12,409)	(602)	1,595	82
Class R-1	20,908	1,025	5,378		267		(34,450)	(1,680)	(8,164)	(388)
Class R-2	118,475	5,829	23,486		1,173		(172,413)	(8,491)	(30,452)	(1,489)
Class R-2E	7,179	360	85		4		(684)	(33)	6,580	331
Class R-3	222,663	10,882	54,725		2,714		(356,500)	(17,385)	(79,112)	(3,789)
Class R-4	228,593	11,123	55,548		2,749		(318,178)	(15,568)	(34,037)	(1,696)
Class R-5E2	10	1	—	[3]	—	[3]	— [3]	— [3]	10	1
Class R-5	116,052	5,661	31,927		1,578		(294,802)	(14,350)	(146,823)	(7,111)
Class R-6	1,464,284	71,448	187,031		9,227		(362,130)	(17,515)	1,289,185	63,160
Total net increase (decrease)	$11,356,546	553,241	$4,533,072		224,125		$(13,270,968)	(647,390)	$2,618,650	129,976

The Income Fund of America	31

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2015

Class A	$6,799,575	313,392	$2,564,923	118,409		$(7,191,840)	(331,631)	$2,172,658	100,170
Class B	6,142	286	12,632	586		(319,960)	(14,873)	(301,186)	(14,001)
Class C	1,134,135	52,855	180,877	8,438		(1,476,126)	(68,920)	(161,114)	(7,627)
Class F-1	1,142,485	52,837	134,607	6,228		(928,887)	(42,846)	348,205	16,219
Class F-2	1,557,560	71,770	131,617	6,083		(580,458)	(26,780)	1,108,719	51,073
Class 529-A	181,865	8,403	53,006	2,452		(198,921)	(9,201)	35,950	1,654
Class 529-B	915	42	729	34		(16,095)	(746)	(14,451)	(670)
Class 529-C	61,911	2,870	13,208	612		(75,581)	(3,512)	(462)	(30)
Class 529-E	8,791	407	2,176	101		(10,867)	(504)	100	4
Class 529-F-1	13,159	608	2,099	97		(9,349)	(432)	5,909	273
Class R-1	31,622	1,464	3,913	181		(28,794)	(1,338)	6,741	307
Class R-2	126,784	5,904	18,246	850		(177,349)	(8,260)	(32,319)	(1,506)
Class R-2E4	94	4	1	—	[3]	— [3]	— [3]	95	4
Class R-3	248,510	11,496	43,878	2,032		(365,620)	(16,941)	(73,232)	(3,413)
Class R-4	306,349	14,154	43,888	2,029		(330,284)	(15,265)	19,953	918
Class R-5	195,218	8,999	24,077	1,112		(123,241)	(5,683)	96,054	4,428
Class R-6	1,252,456	57,974	113,878	5,257		(737,681)	(33,850)	628,653	29,381
Total net increase (decrease)	$13,067,571	603,465	$3,343,755	154,501		$(12,571,053)	(580,782)	$3,840,273	177,184

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $40,435,109,000 and $42,240,126,000, respectively, during the year ended July 31, 2016.

32	The Income Fund of America

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]	Ratio of net income to average net assets[2]
Class A:
Year ended 7/31/2016	$21.31	$.66	$.76	$1.42	$(.66)	$(.37)	$(1.03)	$21.70	7.10%	$75,437	.56%	3.22%
Year ended 7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01	72,952	.55	3.19
Year ended 7/31/2014	19.64	.78	1.69	2.47	(.66)	—	(.66)	21.45	12.78	71,290	.57	3.76
Year ended 7/31/2013	17.66	.67	1.99	2.66	(.68)	—	(.35)	19.64	15.33	63,968	.58	3.58
Year ended 7/31/2012	16.97	.66	.73	1.39	(.70)	—	(.70)	17.66	8.45	56,153	.59	3.92
Class B:
Year ended 7/31/2016	21.17	.50	.77	1.27	(.48)	(.37)	(.85)	21.59	6.35	112	1.31	2.45
Year ended 7/31/2015	21.30	.53	(.05)	.48	(.61)	—	(.61)	21.17	2.23	301	1.30	2.45
Year ended 7/31/2014	19.50	.61	1.69	2.30	(.50)	—	(.50)	21.30	11.92	601	1.32	2.99
Year ended 7/31/2013	17.53	.53	1.97	2.50	(.53)	—	(.28)	19.50	14.48	818	1.33	2.86
Year ended 7/31/2012	16.85	.53	.71	1.24	(.56)	—	(.56)	17.53	7.56	1,161	1.34	3.19
Class C:
Year ended 7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27	6,196	1.36	2.41
Year ended 7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19	6,390	1.35	2.39
Year ended 7/31/2014	19.42	.60	1.69	2.29	(.50)	—	(.50)	21.21	11.91	6,597	1.37	2.95
Year ended 7/31/2013	17.47	.51	1.97	2.48	(.53)	—	(.28)	19.42	14.41	6,389	1.38	2.79
Year ended 7/31/2012	16.80	.52	.71	1.23	(.56)	—	(.56)	17.47	7.55	6,096	1.38	3.13
Class F-1:
Year ended 7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02	4,421	.65	3.12
Year ended 7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94	4,160	.64	3.10
Year ended 7/31/2014	19.60	.76	1.68	2.44	(.64)	—	(.64)	21.40	12.66	3,841	.65	3.71
Year ended 7/31/2013	17.62	.65	2.00	2.65	(.67)	—	(.34)	19.60	15.30	3,554	.65	3.50
Year ended 7/31/2012	16.94	.65	.72	1.37	(.69)	—	(.69)	17.62	8.35	2,563	.64	3.87
Class F-2:
Year ended 7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28	5,076	.39	3.38
Year ended 7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20	4,042	.38	3.35
Year ended 7/31/2014	19.63	.80	1.71	2.51	(.70)	—	(.70)	21.44	12.97	2,975	.40	3.89
Year ended 7/31/2013	17.65	.70	1.99	2.69	(.71)	—	(.37)	19.63	15.53	1,434	.41	3.74
Year ended 7/31/2012	16.97	.69	.72	1.41	(.73)	—	(.73)	17.65	8.59	1,020	.40	4.09
Class 529-A:
Year ended 7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00	1,525	.66	3.11
Year ended 7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92	1,489	.65	3.09
Year ended 7/31/2014	19.60	.75	1.70	2.45	(.64)	—	(.64)	21.41	12.69	1,463	.67	3.66
Year ended 7/31/2013	17.63	.65	1.98	2.63	(.66)	—	(.34)	19.60	15.19	1,298	.68	3.48
Year ended 7/31/2012	16.95	.64	.72	1.36	(.68)	—	(.68)	17.63	8.30	1,102	.68	3.82
Class 529-B:
Year ended 7/31/2016	21.23	.48	.76	1.24	(.45)	(.37)	(.82)	21.65	6.18	8	1.45	2.32
Year ended 7/31/2015	21.36	.50	(.05)	.45	(.58)	—	(.58)	21.23	2.10	20	1.43	2.33
Year ended 7/31/2014	19.55	.58	1.70	2.28	(.47)	—	(.47)	21.36	11.79	34	1.45	2.85
Year ended 7/31/2013	17.57	.50	1.99	2.49	(.51)	—	(.27)	19.55	14.35	45	1.46	2.73
Year ended 7/31/2012	16.89	.51	.71	1.22	(.54)	—	(.54)	17.57	7.41	58	1.47	3.06

See page 35 for footnotes.

The Income Fund of America	33

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 7/31/2016	$21.18	$.48	$.76	$1.24	$(.48)	$(.37)	$(.85)	$21.57	6.20%		$463		1.43%		2.34%
Year ended 7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09		466		1.42		2.32
Year ended 7/31/2014	19.53	.59	1.69	2.28	(.48)	—	(.48)	21.33	11.82		470		1.44		2.88
Year ended 7/31/2013	17.56	.50	1.99	2.49	(.52)	—	(.27)	19.53	14.36		420		1.45		2.71
Year ended 7/31/2012	16.89	.51	.71	1.22	(.55)	—	(.55)	17.56	7.43		370		1.47		3.04
Class 529-E:
Year ended 7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76		66		.89		2.88
Year ended 7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68		64		.89		2.85
Year ended 7/31/2014	19.55	.70	1.69	2.39	(.59)	—	(.59)	21.35	12.39		65		.91		3.41
Year ended 7/31/2013	17.58	.60	1.99	2.59	(.62)	—	(.32)	19.55	14.95		59		.92		3.24
Year ended 7/31/2012	16.91	.60	.71	1.31	(.64)	—	(.64)	17.58	7.99		52		.93		3.57
Class 529-F-1:
Year ended 7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61		.43		3.34
Year ended 7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58		.42		3.31
Year ended 7/31/2014	19.60	.80	1.70	2.50	(.69)	—	(.69)	21.41	12.94		52		.44		3.89
Year ended 7/31/2013	17.63	.69	1.98	2.67	(.70)	—	(.36)	19.60	15.44		44		.45		3.70
Year ended 7/31/2012	16.95	.68	.72	1.40	(.72)	—	(.72)	17.63	8.53		36		.46		4.04
Class R-1:
Year ended 7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
Year ended 7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
Year ended 7/31/2014	19.53	.60	1.69	2.29	(.49)	—	(.49)	21.33	11.88		133		1.39		2.93
Year ended 7/31/2013	17.56	.52	1.98	2.50	(.53)	—	(.28)	19.53	14.43		120		1.39		2.78
Year ended 7/31/2012	16.89	.52	.71	1.23	(.56)	—	(.56)	17.56	7.50		122		1.40		3.11
Class R-2:
Year ended 7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
Year ended 7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
Year ended 7/31/2014	19.45	.60	1.68	2.28	(.50)	—	(.50)	21.23	11.85		635		1.37		2.95
Year ended 7/31/2013	17.49	.52	1.98	2.50	(.54)	—	(.28)	19.45	14.47		609		1.36		2.80
Year ended 7/31/2012	16.82	.52	.71	1.23	(.56)	—	(.56)	17.49	7.52		567		1.40		3.11
Class R-2E:
Year ended 7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
Period from 8/29/2014 to 7/31/2015[4,5]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[6,7]	—	[8]	.96	[6,9]	2.73	[6,9]
Class R-3:
Year ended 7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71		1,217		.92		2.85
Year ended 7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65		1,275		.92		2.83
Year ended 7/31/2014	19.57	.69	1.69	2.38	(.58)	—	(.58)	21.37	12.35		1,357		.94		3.38
Year ended 7/31/2013	17.60	.60	1.98	2.58	(.61)	—	(.32)	19.57	14.91		1,323		.94		3.22
Year ended 7/31/2012	16.92	.60	.72	1.32	(.64)	—	(.64)	17.60	8.01		1,204		.96		3.55

34	The Income Fund of America

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-4:
Year ended 7/31/2016	$21.27	$.65	$.76	$1.41	$(.64)	$(.37)	$(1.01)	$21.67	7.07%		$1,189		.62%		3.15%
Year ended 7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90		1,203		.62		3.12
Year ended 7/31/2014	19.61	.76	1.70	2.46	(.65)	—	(.65)	21.42	12.71		1,192		.64		3.67
Year ended 7/31/2013	17.63	.66	1.99	2.65	(.67)	—	(.34)	19.61	15.29		1,045		.64		3.52
Year ended 7/31/2012	16.95	.65	.72	1.37	(.69)	—	(.69)	17.63	8.33		880		.65		3.86
Class R-5E:
Period from 11/20/2015 to 7/31/2016[5,10]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70	[7]	—	[8]	.48	[9]	3.30	[9]
Class R-5:
Year ended 7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34		516		.33		3.46
Year ended 7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25		658		.32		3.41
Year ended 7/31/2014	19.64	.82	1.70	2.52	(.71)	—	(.71)	21.45	13.03		567		.34		3.98
Year ended 7/31/2013	17.66	.71	1.99	2.70	(.72)	—	(.37)	19.64	15.60		525		.34		3.83
Year ended 7/31/2012	16.97	.70	.73	1.43	(.74)	—	(.74)	17.66	8.70		462		.35		4.17
Class R-6:
Year ended 7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39		4,606		.28		3.49
Year ended 7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30		3,176		.28		3.45
Year ended 7/31/2014	19.65	.83	1.70	2.53	(.72)	—	(.72)	21.46	13.08		2,566		.29		4.03
Year ended 7/31/2013	17.66	.72	2.00	2.72	(.73)	—	(.38)	19.65	15.72		1,631		.29		3.85
Year ended 7/31/2012	16.98	.71	.72	1.43	(.75)	—	(.75)	17.66	8.69		1,025		.30		4.21

	Year ended July 31
Portfolio turnover rate for all share classes[11]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	52%	45%	39%	47%	41%
Excluding mortgage dollar roll transactions	39%	32%	Not available

[1]	Based on average shares outstanding.
[2]	For the year ended July 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.11; the Class A ratio of expenses to average net assets would have been lower by .01 percentage points; and the Class A ratio of net income to average net assets would have been lower by .51 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

The Income Fund of America	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 8, 2016

36	The Income Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2016, through July 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Income Fund of America	37

	Beginning account value 2/1/2016	Ending account value 7/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,115.31	$2.95	.56%
Class A - assumed 5% return	1,000.00	1,022.08	2.82	.56
Class B - actual return	1,000.00	1,111.54	6.93	1.32
Class B - assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class C - actual return	1,000.00	1,111.28	7.14	1.36
Class C - assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class F-1 - actual return	1,000.00	1,115.08	3.47	.66
Class F-1 - assumed 5% return	1,000.00	1,021.58	3.32	.66
Class F-2 - actual return	1,000.00	1,116.88	2.05	.39
Class F-2 - assumed 5% return	1,000.00	1,022.92	1.96	.39
Class 529-A - actual return	1,000.00	1,114.99	3.47	.66
Class 529-A - assumed 5% return	1,000.00	1,021.58	3.32	.66
Class 529-B - actual return	1,000.00	1,110.54	7.56	1.44
Class 529-B - assumed 5% return	1,000.00	1,017.70	7.22	1.44
Class 529-C - actual return	1,000.00	1,110.75	7.45	1.42
Class 529-C - assumed 5% return	1,000.00	1,017.80	7.12	1.42
Class 529-E - actual return	1,000.00	1,114.06	4.73	.90
Class 529-E - assumed 5% return	1,000.00	1,020.39	4.52	.90
Class 529-F-1 - actual return	1,000.00	1,116.25	2.26	.43
Class 529-F-1 - assumed 5% return	1,000.00	1,022.73	2.16	.43
Class R-1 - actual return	1,000.00	1,111.57	7.09	1.35
Class R-1 - assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class R-2 - actual return	1,000.00	1,111.07	6.98	1.33
Class R-2 - assumed 5% return	1,000.00	1,018.25	6.67	1.33
Class R-2E - actual return	1,000.00	1,112.70	5.46	1.04
Class R-2E - assumed 5% return	1,000.00	1,019.69	5.22	1.04
Class R-3 - actual return	1,000.00	1,113.69	4.73	.90
Class R-3 - assumed 5% return	1,000.00	1,020.39	4.52	.90
Class R-4 - actual return	1,000.00	1,115.61	3.21	.61
Class R-4 - assumed 5% return	1,000.00	1,021.83	3.07	.61
Class R-5E - actual return	1,000.00	1,115.73	2.63	.50
Class R-5E - assumed 5% return	1,000.00	1,022.38	2.51	.50
Class R-5 - actual return	1,000.00	1,116.53	1.68	.32
Class R-5 - assumed 5% return	1,000.00	1,023.27	1.61	.32
Class R-6 - actual return	1,000.00	1,116.74	1.47	.28
Class R-6 - assumed 5% return	1,000.00	1,023.47	1.41	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2016:

Long-term capital gains	$1,680,494,000
Qualified dividend income	$2,789,497,000
Corporate dividends received deduction	$1,772,852,000
U.S. government income that may be exempt from state taxation	$104,945,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

38	The Income Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Vice Chairman of the Board	1998	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

The Income Fund of America	39

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 1956 President	1998	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Andrew B. Suzman, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Joanna F. Jonsson, 1963 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Donald H. Rolfe, 1972 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Anirudh Samsi, 1971 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
John H. Smet, 1956 Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

40	The Income Fund of America

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2016, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$161,000
2016	$165,000

b) Audit-Related Fees:
2015	$22,000
2016	$30,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$9,000
2016	$10,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,435,000
2016	$471,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,743,000 for fiscal year 2015 and $644,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®
Investment portfolio
July 31, 2016
Common stocks 68.98% Industrials 9.69%	Shares	Value (000)
General Electric Co.	69,491,053	$2,163,951
Lockheed Martin Corp.	8,119,400	2,052,016
BAE Systems PLC	126,401,776	893,310
Boeing Co.	5,965,000	797,282
Waste Management, Inc.	9,986,128	660,283
Ryanair Holdings PLC (ADR)	6,452,401	456,636
Norfolk Southern Corp.	5,000,000	448,900
KONE Oyj, Class B	7,723,000	391,048
Hubbell Inc.[1]	3,430,000	369,857
PACCAR Inc	6,220,500	366,823
Caterpillar Inc.	4,287,000	354,792
Edenred SA	11,360,000	257,629
R.R. Donnelley & Sons Co.[1]	13,345,400	239,150
Macquarie Infrastructure Corp.	2,490,000	190,858
Abertis Infraestructuras, SA, Class A	6,901,362	108,560
Geberit AG	127,000	49,007
Douglas Dynamics, Inc.[1]	1,444,000	38,699
CEVA Group PLC[1,2,3,4]	35,229	11,802
Atrium Corp.[3,4,5]	1,807	2
		9,850,605
Financials 9.36%
JPMorgan Chase & Co.	21,515,056	1,376,318
CME Group Inc., Class A	10,140,400	1,036,755
Crown Castle International Corp.	10,449,000	1,013,867
Wells Fargo & Co.	18,127,915	869,596
Digital Realty Trust, Inc.	7,635,000	797,552
Iron Mountain Inc.[1]	13,724,780	565,598
Public Storage	1,935,000	462,310
Prologis, Inc.	8,390,000	457,171
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	64,673,012	380,770
Lamar Advertising Co., Class A	5,253,322	356,490
Toronto-Dominion Bank (CAD denominated)	7,805,000	340,081
PacWest Bancorp	5,868,000	242,642
BlackRock, Inc.	600,000	219,750
Outfront Media Inc.[1]	9,064,824	210,939
Link Real Estate Investment Trust	19,651,812	146,659
Camden Property Trust	1,270,300	113,806
Equity Residential	1,575,000	107,084
Simon Property Group, Inc.	470,100	106,732
Apollo Global Management, LLC, Class A	5,479,700	93,977
Umpqua Holdings Corp.	5,541,365	84,395
Sun Hung Kai Properties Ltd.	5,660,234	80,981
Redwood Trust, Inc.[1]	5,444,717	77,696
Fibra Uno Administración, SA de CV	34,021,600	69,386
National Australia Bank Ltd.	3,360,000	67,768
New York Community Bancorp, Inc.	4,478,000	64,707
The Income Fund of America — Page 1 of 36

Common stocks Financials (continued)	Shares	Value (000)
Svenska Handelsbanken AB, Class A	5,236,729	$63,034
AXA SA	2,685,000	54,723
Prudential PLC	2,970,000	52,474
		9,513,261
Information technology 8.73%
Microsoft Corp.	51,193,209	2,901,631
Intel Corp.	55,176,100	1,923,439
Texas Instruments Inc.	15,550,000	1,084,613
Taiwan Semiconductor Manufacturing Co., Ltd.	170,719,000	922,502
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,166,470	60,184
Analog Devices, Inc.	14,616,091	932,945
International Business Machines Corp.	2,200,000	353,364
Maxim Integrated Products, Inc.	7,046,000	287,336
Paychex, Inc.	2,285,500	135,484
Vanguard International Semiconductor Corp.	67,990,000	123,103
Quanta Computer Inc.[4]	33,916,655	68,953
Cisco Systems, Inc.	1,750,000	53,428
Corporate Risk Holdings I, Inc.[1,3,4]	2,205,215	20,575
Corporate Risk Holdings Corp.[1,3,4]	11,149	—
		8,867,557
Consumer staples 8.20%
Procter & Gamble Co.	17,386,700	1,488,128
Coca-Cola Co.	26,901,000	1,173,691
Philip Morris International Inc.	10,668,607	1,069,635
Reynolds American Inc.	20,846,668	1,043,584
Altria Group, Inc.	12,191,000	825,331
British American Tobacco PLC	11,743,200	749,801
Kellogg Co.	5,550,000	459,040
Nestlé SA	4,395,000	352,344
Hershey Co.	3,000,000	332,280
Kimberly-Clark Corp.	1,575,000	204,041
General Mills, Inc.	2,835,000	203,808
Kraft Heinz Co.	2,278,000	196,796
Campbell Soup Co.	2,000,000	124,540
Costco Wholesale Corp.	630,000	105,349
		8,328,368
Health care 7.90%
Merck & Co., Inc.	45,448,227	2,665,993
Pfizer Inc.	43,114,280	1,590,486
GlaxoSmithKline PLC	64,296,000	1,436,362
AstraZeneca PLC	10,916,583	729,312
Bristol-Myers Squibb Co.	7,670,738	573,848
Eli Lilly and Co.	6,174,000	511,763
AbbVie Inc.	4,200,000	278,166
Novartis AG	2,355,000	195,116
Novartis AG (ADR)	500,000	41,630
Rotech Healthcare Inc.[1,3,4]	543,172	543
		8,023,219
The Income Fund of America — Page 2 of 36

Common stocks Consumer discretionary 5.70%	Shares	Value (000)
McDonald’s Corp.	16,029,280	$1,885,845
Home Depot, Inc.	5,295,000	731,981
Target Corp.	9,450,000	711,868
General Motors Co.	15,248,112	480,925
ProSiebenSat.1 Media SE	6,645,000	303,776
Hasbro, Inc.	3,516,373	285,635
Las Vegas Sands Corp.	5,350,000	270,977
Starwood Hotels & Resorts Worldwide, Inc.	2,650,000	206,859
Marks and Spencer Group PLC	40,000,000	169,031
Nokian Renkaat Oyj	4,200,161	156,041
Compass Group PLC	7,411,761	140,859
Pearson PLC	9,850,000	114,977
Charter Communications, Inc., Class A4	433,120	101,727
Taylor Wimpey plc	42,915,000	87,863
Sands China Ltd.	16,678,600	63,633
SES SA, Class A (FDR)	2,870,000	62,874
TopBuild Corp.[4]	360,000	13,594
Adelphia Recovery Trust, Series ACC-1[3,4]	9,913,675	16
		5,788,481
Energy 4.58%
Chevron Corp.	9,800,000	1,004,304
Spectra Energy Corp	27,235,500	979,661
Royal Dutch Shell PLC, Class B	21,362,147	566,000
Royal Dutch Shell PLC, Class B (ADR)	7,111,000	385,487
BP PLC	147,950,000	835,791
ConocoPhillips	9,450,000	385,749
Coal India Ltd.	38,878,615	190,374
Helmerich & Payne, Inc.	2,879,000	178,412
Keyera Corp.	4,235,000	121,570
Southwestern Energy Co.[4]	287,764	4,196
Denbury Resources Inc.	270,000	783
Ascent Resources - Utica, LLC, Class A3,4	86,629,567	—
		4,652,327
Telecommunication services 4.06%
Verizon Communications Inc.	35,285,921	1,955,193
Telstra Corp. Ltd.	171,521,533	752,107
Vodafone Group PLC	135,700,000	412,254
Vodafone Group PLC (ADR)	1,000,000	30,900
AT&T Inc.	10,170,000	440,259
NTT DoCoMo, Inc.	8,090,000	217,998
TalkTalk Telecom Group PLC[1]	58,421,891	177,059
Deutsche Telekom AG	6,000,000	102,130
NII Holdings, Inc.[1,4]	7,694,703	23,392
Mobile TeleSystems OJSC (ADR)	2,270,000	20,180
		4,131,472
Materials 3.55%
E.I. du Pont de Nemours and Co.	14,953,953	1,034,365
Dow Chemical Co.	14,804,900	794,579
LyondellBasell Industries NV	6,190,000	465,859
BASF SE	4,500,000	353,478
WestRock Co.	7,394,832	317,312
Air Products and Chemicals, Inc.	2,048,886	306,145
The Income Fund of America — Page 3 of 36

Common stocks Materials (continued)	Shares	Value (000)
Potash Corp. of Saskatchewan Inc.	10,400,000	$162,240
Amcor Ltd.	7,785,000	88,861
Rio Tinto PLC	2,500,000	81,442
Warrior Met Coal, LLC, Class B3,4,5	45,477	5,548
Warrior Met Coal, LLC, Class A3,4,5	17,859	2,179
		3,612,008
Utilities 3.34%
Power Assets Holdings Ltd.	78,458,500	768,061
Duke Energy Corp.	7,854,999	672,309
Dominion Resources, Inc.	7,335,000	572,277
EDP - Energias de Portugal, SA	91,826,149	314,966
Enel SPA	68,062,000	313,352
DTE Energy Co.	2,500,000	243,800
HK Electric Investments and HK Electric Investments Ltd., units	230,870,000	221,098
SSE PLC	7,975,487	160,016
PG&E Corp.	1,492,607	95,437
Ratchaburi Electricity Generating Holding PCL	11,646,844	17,305
National Grid PLC	1,100,000	15,766
		3,394,387
Miscellaneous 3.87%
Other common stocks in initial period of acquisition		3,931,005
Total common stocks (cost: $53,173,564,000)		70,092,690
Preferred securities 0.46% Financials 0.46%
Citigroup Inc., Series K, depositary shares	2,463,848	73,349
Citigroup Inc. 7.875% preferred	2,637,610	69,079
Vornado Realty Trust, Series I, 6.625%	3,380,000	87,035
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	60,640
U.S. Bancorp, Series G, noncumulative convertible preferred	2,270,400	59,098
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,600,000	44,672
HSBC Holdings PLC, Series 2, 8.00%	1,505,000	40,379
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,200,000	32,484
Total preferred securities (cost: $429,622,000)		466,736
Rights & warrants 0.00% Energy 0.00%
Gener8 Maritime, Inc., warrants, expire 2017[3,4,5]	8,514	—
Total rights & warrants (cost: $2,171,000)		—
Convertible stocks 0.61% Financials 0.21%
American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	1,375,000	152,144
American Tower Corp., Series A, convertible preferred	600,000	67,578
		219,722
The Income Fund of America — Page 4 of 36

Convertible stocks Telecommunication services 0.19%	Shares	Value (000)
Frontier Communications Corp., Series A, convertible preferred	1,925,000	$190,344
Materials 0.09%
Alcoa Inc., Class B, Series 1, cummulative convertible preferred 2017	2,500,000	90,500
Energy 0.07%
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	2,060,000	68,701
Consumer staples 0.03%
Bunge Ltd. 4.875% convertible preferred	322,700	32,238
Industrials 0.02%
CEVA Group PLC, Series A-1, 3.68% convertible preferred[1,2,3,4]	29,937	13,621
CEVA Group PLC, Series A-2, 2.68% convertible preferred[1,2,3,4]	13,633	4,567
		18,188
Total convertible stocks (cost: $693,340,000)		619,693
Convertible bonds 0.78% Financials 0.55%	Principal amount (000)
Barclays PLC, Equity Linked Notes (Weyerhaeuser Co.), 4.52% 2016	$ 4,206	135,309
Barclays PLC, Equity Linked Notes (Weyerhaeuser Co.), 5.12% 2017	7,159	228,033
Goldman Sachs, Equity Linked Notes (Costco Wholesale Corp.), 3.64% 2017	1,112	173,962
Lloyds Banking Group PLC, convertible notes, 7.50% 2049	21,200	21,200
		558,504
Energy 0.00%
American Energy (Permian Basin), convertible notes, 8.00% 2022[3,5,6]	24,453	2,935
Miscellaneous 0.23%
Other convertible bonds in initial period of acquisition		231,814
Total convertible bonds (cost: $773,704,000)		793,253
Bonds, notes & other debt instruments 22.27% Corporate bonds & notes 14.16% Financials 2.36%
ACE INA Holdings Inc. 2.30% 2020	4,485	4,635
ACE INA Holdings Inc. 2.875% 2022	9,345	9,866
ACE INA Holdings Inc. 3.15% 2025	9,885	10,540
ACE INA Holdings Inc. 3.35% 2026	9,345	10,097
ACE INA Holdings Inc. 4.35% 2045	1,395	1,657
Alexandria Real Estate Equities, Inc. 2.75% 2020	795	803
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,671
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,200	2,359
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,432
American Campus Communities, Inc. 3.35% 2020	3,380	3,520
American Campus Communities, Inc. 3.75% 2023	3,985	4,178
The Income Fund of America — Page 5 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
American Campus Communities, Inc. 4.125% 2024	$19,700	$20,998
American Express Co. 6.15% 2017	12,610	13,279
American Express Credit Co. 1.55% 2017	4,525	4,547
American International Group, Inc. 3.875% 2035	3,000	2,938
American Tower Corp. 3.40% 2019	6,400	6,707
American Tower Corp. 7.25% 2019	15,025	17,038
Bank of America Corp. 5.75% 2017	8,100	8,553
Bank of America Corp. 5.625% 2020	9,000	10,219
Bank of America Corp. 2.625% 2021	27,353	27,900
Bank of America Corp. 5.00% 2021	3,500	3,942
Bank of America Corp. 3.50% 2026	9,847	10,304
Bank of America Corp., Series AA, 6.10% (undated)	11,175	11,698
Bank of America Corp., Series DD, 6.30% (undated)	6,560	7,165
Bank of America Corp. junior subordinated 6.25% noncumulative (undated)	5,525	5,794
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	30,924	31,658
Barclays Bank PLC 3.25% 2021	8,600	8,735
Barclays Bank PLC 3.65% 2025	10,000	9,896
BB&T Corp. 1.45% 2019	8,780	8,818
BB&T Corp. 2.45% 2020	19,000	19,599
Berkshire Hathaway Inc. 2.90% 2020	6,000	6,361
Berkshire Hathaway Inc. 2.20% 2021	1,790	1,854
Berkshire Hathaway Inc. 3.125% 2026	2,355	2,511
BNP Paribas 4.375% 2026[5]	18,125	18,702
BPCE SA group 2.65% 2021	4,000	4,125
BPCE SA group 5.70% 2023[5]	20,500	22,399
BPCE SA group 5.15% 2024[5]	10,060	10,654
Brandywine Operating Partnership, LP 5.70% 2017	20	21
Brandywine Operating Partnership, LP 3.95% 2023	1,729	1,773
CIT Group Inc. 4.25% 2017	9,000	9,196
CIT Group Inc. 5.00% 2017	11,000	11,250
CIT Group Inc. 3.875% 2019	71,030	72,628
CIT Group Inc., Series C, 5.50% 2019[5]	13,650	14,503
Citigroup Inc. 2.05% 2019	10,500	10,619
Citigroup Inc. 8.50% 2019	4,894	5,784
Citigroup Inc. 2.35% 2021	13,000	13,075
Citigroup Inc. 2.70% 2021	10,500	10,722
Citigroup Inc. 3.70% 2026	5,000	5,317
Citigroup Inc. 4.125% 2028	19,890	20,339
Citigroup Inc., Series P, 5.95% (undated)	18,390	18,959
Citigroup Inc., Series T, 6.25% (undated)	4,650	5,016
Citigroup Inc., Series A, junior subordinated 5.95% (undated)	13,295	13,649
Citigroup Inc., Series Q, junior subordinated 5.95% (undated)	10,675	10,722
CNA Financial Corp. 3.95% 2024	5,000	5,329
Communications Sales & Leasing, Inc. 6.00% 2023[5]	16,450	17,016
Communications Sales & Leasing, Inc. 8.25% 2023	17,213	17,665
Corporate Office Properties LP 5.25% 2024	9,630	10,460
Corporate Office Properties LP 5.00% 2025	4,145	4,452
Corporate Office Properties Trust 3.60% 2023	320	319
Credit Agricole SA 4.375% 2025[5]	21,920	22,446
Credit Suisse Group AG 3.45% 2021[5]	8,750	8,895
Credit Suisse Group AG 3.80% 2023[5]	14,925	15,171
Crescent Resources 10.25% 2017[5]	42,046	42,072
Crown Castle International Corp. 4.875% 2022	9,800	10,877
DCT Industrial Trust Inc. 4.50% 2023	5,570	5,932
The Income Fund of America — Page 6 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
DDR Corp. 3.625% 2025	$5,000	$5,080
Developers Diversified Realty Corp. 7.50% 2017	38,892	40,359
Developers Diversified Realty Corp. 4.75% 2018	5,000	5,229
Developers Diversified Realty Corp. 7.875% 2020	6,505	7,883
Discover Financial Services 3.45% 2026	4,318	4,361
DNB ASA 2.375% 2021[5]	11,400	11,682
EPR Properties 4.50% 2025	7,945	8,094
ERP Operating LP 7.125% 2017	10,000	10,689
Essex Portfolio L.P. 3.625% 2022	9,550	10,115
Essex Portfolio L.P. 3.25% 2023	4,400	4,548
Essex Portfolio L.P. 3.875% 2024	5,900	6,334
Essex Portfolio L.P. 3.375% 2026	1,005	1,042
Gaming and Leisure Properties, Inc. 4.375% 2021	1,700	1,774
Gaming and Leisure Properties, Inc. 5.375% 2026	11,400	12,184
Goldman Sachs Group, Inc. 2.55% 2019	16,200	16,613
Goldman Sachs Group, Inc. 2.60% 2020	7,900	8,093
Goldman Sachs Group, Inc. 5.25% 2021	3,000	3,407
Goldman Sachs Group, Inc. 5.75% 2022	20,000	23,310
Goldman Sachs Group, Inc. 4.75% 2045	4,455	5,098
Goldman Sachs Group, Inc. 5.15% 2045	900	992
Goldman Sachs Group, Inc. 5.30% (undated)	14,825	15,103
HBOS PLC 6.75% 2018[5]	17,300	18,675
Hospitality Properties Trust 5.625% 2017	8,684	8,884
Hospitality Properties Trust 6.70% 2018	12,625	13,179
Hospitality Properties Trust 4.25% 2021	20,500	21,484
Hospitality Properties Trust 5.00% 2022	6,500	7,051
Hospitality Properties Trust 4.50% 2023	11,060	11,413
Hospitality Properties Trust 4.50% 2025	5,940	6,049
Host Hotels & Resorts LP 4.50% 2026	5,675	6,069
HSBC Holdings PLC 2.95% 2021	14,000	14,263
HSBC Holdings PLC 4.25% 2024	9,000	9,394
HSBC Holdings PLC 4.30% 2026	6,755	7,255
HSBK (Europe) BV 7.25% 2017[5]	8,790	9,075
Icahn Enterprises Finance Corp. 3.50% 2017	23,075	23,075
Intercontinentalexchange, Inc. 2.50% 2018	12,000	12,336
Intesa Sanpaolo SpA 5.017% 2024[5]	41,610	39,883
Iron Mountain Inc. 6.00% 2020[1,5]	31,925	33,761
Iron Mountain Inc. 6.00% 2023[1]	950	1,014
Iron Mountain Inc. 5.75% 2024[1]	4,325	4,464
iStar Financial Inc. 4.00% 2017	28,625	28,518
iStar Financial Inc. 4.875% 2018	11,575	11,503
iStar Financial Inc. 5.00% 2019	14,275	14,132
iStar Financial Inc., Series B, 9.00% 2017	37,360	38,948
JPMorgan Chase & Co. 1.35% 2017	4,240	4,250
JPMorgan Chase & Co. 2.25% 2020	10,000	10,204
JPMorgan Chase & Co. 2.55% 2020	11,150	11,450
JPMorgan Chase & Co. 2.40% 2021	14,000	14,266
JPMorgan Chase & Co. 2.95% 2026	10,000	10,114
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	36,425	37,591
JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)	36,535	41,190
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	74,825	77,912
Keybank National Association 2.50% 2019	9,000	9,268
Kimco Realty Corp. 5.70% 2017	17,250	17,826
Kimco Realty Corp. 6.875% 2019	10,000	11,516
The Income Fund of America — Page 7 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Kimco Realty Corp. 3.40% 2022	$5,460	$5,758
Leucadia National Corp. 5.50% 2023	13,255	13,847
Liberty Mutual Group Inc. 4.25% 2023[5]	4,400	4,716
Liberty Mutual Group Inc., Series A, 7.80% 2087[5]	19,415	21,648
Lloyds Banking Group PLC 2.30% 2018	3,625	3,674
Lloyds Banking Group PLC 4.50% 2024	9,000	9,355
Lloyds Banking Group PLC 4.582% 2025[5]	7,000	7,161
MetLife Capital Trust IV, junior subordinated 7.875% 2067[5]	14,430	17,958
MetLife Capital Trust X, junior subordinated 9.25% 2068[5]	500	716
MetLife Global Funding I 2.30% 2019[5]	8,435	8,631
MetLife Global Funding I 2.00% 2020[5]	5,135	5,205
MetLife Global Funding I 2.50% 2020[5]	4,000	4,147
MetLife, Inc. 5.25% 2049	10,000	10,033
Morgan Stanley 2.50% 2021	13,625	13,801
Morgan Stanley 3.875% 2026	11,000	11,769
Morgan Stanley 3.125% 2026	19,156	19,398
Nationwide Mutual Insurance Co. 2.923% 2024[5,7]	8,150	8,089
Navient Corp. 4.875% 2019	2,240	2,257
Navient Corp. 6.625% 2021	2,845	2,886
New York Life Global Funding 2.10% 2019[5]	11,000	11,222
New York Life Global Funding 1.95% 2020[5]	1,820	1,847
PNC Bank 2.40% 2019	7,825	8,065
PNC Financial Services Group, Inc. 2.854% 2022	8,395	8,649
PNC Financial Services Group, Inc. 3.90% 2024	3,000	3,269
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated)	10,250	11,531
PNC Preferred Funding Trust I, junior subordinated 2.303% (undated)[5,7]	23,800	22,223
Prologis, Inc. 3.35% 2021	1,950	2,071
Prologis, Inc. 4.25% 2023	25,000	27,929
Prologis, Inc. 3.75% 2025	1,520	1,650
Prudential Financial, Inc. 3.50% 2024	9,000	9,467
QBE Insurance Group Ltd. 2.40% 2018[5]	16,910	17,050
Rabobank Nederland 2.25% 2019	8,000	8,164
Rabobank Nederland 2.50% 2021	6,525	6,740
Rabobank Nederland 4.625% 2023	8,000	8,598
Rabobank Nederland 4.375% 2025	9,000	9,517
RBS Capital Trust II 6.425% noncumulative trust (undated)	6,005	6,275
Realogy Corp. 4.50% 2019[5]	32,550	33,893
Realogy Corp. 5.25% 2021[5]	27,600	28,980
Realogy Corp. 4.875% 2023[5]	7,825	7,981
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[5]	12,735	14,123
Scentre Group 2.375% 2021[5]	4,575	4,646
Scentre Group 3.25% 2025[5]	3,140	3,224
Scentre Group 3.50% 2025[5]	10,455	10,945
Select Income REIT 3.60% 2020	5,775	5,886
Select Income REIT 4.15% 2022	3,300	3,328
Select Income REIT 4.50% 2025	2,540	2,526
Skandinaviska Enskilda 2.625% 2021	10,500	10,903
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% 2049[5]	67,890	77,819
Société Générale, junior subordinated 5.922% (undated)[5]	45,073	46,087
Synovus Financial Corp. 7.875% 2019	23,506	26,297
Travelers Companies, Inc. 3.75% 2046	700	758
UBS Group AG 2.95% 2020[5]	10,000	10,303
UBS Group AG 4.125% 2025[5]	4,425	4,675
Unum Group 7.125% 2016	6,740	6,804
The Income Fund of America — Page 8 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
US Bancorp. 3.70% 2024	$10,000	$11,095
US Bancorp. 2.375% 2026	6,000	6,019
WEA Finance LLC 2.70% 2019[5]	8,525	8,736
WEA Finance LLC 3.25% 2020[5]	10,195	10,640
WEA Finance LLC 3.75% 2024[5]	4,400	4,653
Wells Fargo & Co. 1.286% 2019[7]	9,311	9,346
Wells Fargo & Co. 2.55% 2020	4,350	4,484
Wells Fargo & Co. 2.10% 2021	19,900	20,016
Wells Fargo & Co. 2.50% 2021	15,000	15,406
Wells Fargo & Co. 4.60% 2021	45,000	50,326
Wells Fargo & Co. 4.90% 2045	10,000	11,369
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	86,566	92,175
		2,398,120
Consumer discretionary 2.20%
21st Century Fox America, Inc. 4.95% 2045	415	495
Amazon.com, Inc. 4.80% 2034	12,000	14,399
American Honda Finance Corp. 2.25% 2019	8,500	8,768
American Honda Finance Corp. 1.20% 2019	11,000	11,014
American Honda Finance Corp. 1.65% 2021	8,850	8,890
Bayerische Motoren Werke AG 2.00% 2021[5]	2,000	2,036
Boyd Gaming Corp. 9.00% 2020	33,000	34,768
Boyd Gaming Corp. 6.875% 2023	16,125	17,334
Burger King Corp. 4.625% 2022[5]	9,000	9,293
Burger King Corp. 6.00% 2022[5]	26,025	27,359
Cablevision Systems Corp. 7.75% 2018	20,800	22,334
Cablevision Systems Corp. 8.00% 2020	20,000	20,900
Cablevision Systems Corp. 6.75% 2021	21,499	22,896
Carnival Corp. 3.95% 2020	11,290	12,232
CBS Corp. 1.95% 2017	5,000	5,035
CBS Outdoor Americas Inc. 5.25% 2022[1]	29,500	30,569
CBS Outdoor Americas Inc. 5.625% 2024[1]	3,396	3,596
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[5]	11,045	11,636
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[5]	9,715	10,565
CCO Holdings LLC and CCO Holdings Capital Corp. 6.625% 2022	1,400	1,482
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[5]	40,510	44,825
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[5]	14,350	15,014
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	68,675	72,624
CCO Holdings LLC and CCO Holdings Capital Corp. 6.384% 2035[5]	5,750	6,790
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045[5]	4,475	5,392
Cengage Learning Acquisitions, Inc., Term Loan B, 5.25% 2023[7,8,9]	4,949	4,946
Cengage Learning Acquisitions, Inc. 9.50% 2024[5]	3,375	3,548
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	51,735	51,735
Comcast Corp. 2.35% 2027	5,220	5,243
Comcast Corp. 6.45% 2037	25,000	35,303
Comcast Corp. 4.75% 2044	4,855	5,893
Cox Communications, Inc. 5.875% 2016[5]	25,000	25,370
Cumulus Media Holdings Inc. 7.75% 2019	34,160	14,518
Cumulus Media Inc., Term Loan B, 4.25% 2020[7,8,9]	10,624	7,550
DaimlerChrysler North America Holding Corp. 2.625% 2016[5]	2,000	2,004
DaimlerChrysler North America Holding Corp. 1.375% 2017[5]	8,585	8,578
DaimlerChrysler North America Holding Corp. 1.50% 2019[5]	11,000	11,004
DaimlerChrysler North America Holding Corp. 2.25% 2019[5]	14,000	14,317
DaimlerChrysler North America Holding Corp. 2.25% 2020[5]	10,660	10,904
The Income Fund of America — Page 9 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 2.00% 2021[5]	$10,600	$10,671
DaimlerChrysler North America Holding Corp. 3.25% 2024[5]	770	815
DaimlerChrysler North America Holding Corp. 3.30% 2025[5]	2,000	2,127
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	3,338
Delta 2 (Formula One), Term Loan B, 7.75% 2022[7,8,9]	18,825	18,558
DISH DBS Corp. 4.625% 2017	23,825	24,421
DISH DBS Corp. 4.25% 2018	15,450	15,894
DISH DBS Corp. 7.875% 2019	1,425	1,578
Family Tree Escrow LLC 5.25% 2020[5]	4,025	4,206
Family Tree Escrow LLC 5.75% 2023[5]	16,550	17,957
Federated Department Stores, Inc. 6.90% 2029	7,925	8,924
Ford Motor Credit Co. 8.00% 2016	1,500	1,538
Ford Motor Credit Co. 2.145% 2018	8,170	8,240
Ford Motor Credit Co. 2.375% 2018	10,905	11,038
Ford Motor Credit Co. 2.597% 2019	7,270	7,435
Ford Motor Credit Co. 2.943% 2019	9,000	9,255
Ford Motor Credit Co. 3.157% 2020	10,000	10,336
Ford Motor Credit Co. 3.219% 2022	16,000	16,624
Ford Motor Credit Co. 4.375% 2023	8,850	9,674
Ford Motor Credit Co. 3.664% 2024	7,000	7,317
Ford Motor Credit Co. 4.134% 2025	5,000	5,361
Ford Motor Credit Co. 4.389% 2026	2,000	2,204
GameStop Corp. 6.75% 2021[5]	5,625	5,695
Gannett Co., Inc. 5.125% 2019	7,925	8,202
Gannett Co., Inc. 4.875% 2021[5]	9,235	9,604
Gannett Co., Inc. 5.50% 2024[5]	6,500	6,833
General Motors Co. 4.00% 2025	5,740	5,940
General Motors Co. 6.60% 2036	13,260	16,458
General Motors Co. 5.20% 2045	8,000	8,618
General Motors Co. 6.75% 2046	14,185	18,511
General Motors Financial Co. 6.75% 2018	2,760	3,001
General Motors Financial Co. 3.50% 2019	8,795	9,104
General Motors Financial Co. 3.70% 2020	2,725	2,828
General Motors Financial Co. 3.20% 2021	10,250	10,420
General Motors Financial Co. 4.375% 2021	21,275	22,826
General Motors Financial Co. 3.45% 2022	33,990	34,736
General Motors Financial Co. 5.25% 2026	5,295	5,925
Goodyear Tire & Rubber Co. 5.00% 2026	9,625	10,166
Hilton Worldwide Finance LLC 5.625% 2021	9,565	9,917
Hilton Worldwide, Term Loan B, 3.50% 2020[7,8,9]	14,579	14,634
Home Depot, Inc. 5.95% 2041	12,500	17,756
Hyundai Capital America 2.00% 2019[5]	5,070	5,107
Hyundai Capital America 2.60% 2020[5]	3,250	3,323
Hyundai Capital America 3.00% 2020[5]	2,000	2,080
Hyundai Capital America 2.45% 2021[5]	14,000	14,238
iHeartCommunications, Inc. 10.625% 2023	10,020	7,690
International Game Technology 6.25% 2022[5]	14,000	14,735
Limited Brands, Inc. 8.50% 2019	16,105	18,883
Limited Brands, Inc. 7.00% 2020	21,271	24,568
Limited Brands, Inc. 6.625% 2021	23,754	27,377
Limited Brands, Inc. 6.875% 2035	19,625	20,910
Lowe’s Companies, Inc. 2.50% 2026	3,115	3,199
McClatchy Co. 9.00% 2022	9,850	10,121
McDonald’s Corp. 2.75% 2020	625	655
The Income Fund of America — Page 10 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
McDonald’s Corp. 3.70% 2026	$1,355	$1,489
McDonald’s Corp. 4.875% 2045	2,165	2,600
McGraw-Hill Global Education Holdings, LLC, Term Loan B, 5.00% 2022[7,8,9]	14,940	15,037
McGraw-Hill Global Education Holdings, LLC 7.875% 2024[5]	2,825	2,973
Mediacom Broadband LLC and Mediacom Broadband Corp. 5.50% 2021	17,225	17,806
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	7,775	8,193
MGM Growth Properties LLC 5.625% 2024[5]	7,350	7,890
MGM Resorts International 8.625% 2019	10,000	11,375
MGM Resorts International 6.75% 2020	7,350	8,159
MGM Resorts International 7.75% 2022	17,000	19,642
Michaels Stores, Inc. 5.875% 2020[5]	14,125	14,708
Mohegan Tribal Gaming Authority 11.00% 2018[5,6]	4,318	4,330
Myriad International Holdings 6.375% 2017[5]	12,500	12,985
Myriad International Holdings 6.375% 2017	2,500	2,597
Myriad International Holdings 6.00% 2020[5]	45,655	50,332
Myriad International Holdings 6.00% 2020	25,705	28,338
Myriad International Holdings 5.50% 2025	6,140	6,574
NBC Universal Enterprise, Inc. 1.365% 2018[5,7]	8,625	8,678
NBC Universal Enterprise, Inc. 5.25% 2049[5]	37,105	39,072
NCL Corp. Ltd. 5.25% 2019[5]	8,050	8,271
Needle Merger Sub Corp. 8.125% 2019[5]	33,920	33,284
Neiman Marcus Group LTD Inc. 8.00% 2021[5]	49,730	42,400
Neiman Marcus Group LTD Inc. 8.75% 2021[5,6]	14,555	11,571
Neiman Marcus, Term Loan B, 4.25% 2020[7,8,9]	36,520	34,463
Newell Rubbermaid Inc. 2.60% 2019	6,450	6,638
Newell Rubbermaid Inc. 3.15% 2021	22,180	23,299
Newell Rubbermaid Inc. 3.85% 2023	11,335	12,135
Newell Rubbermaid Inc. 4.20% 2026	23,990	26,257
Newell Rubbermaid Inc. 5.50% 2046	50,690	63,150
PETCO Animal Supplies, Inc., Term Loan B-1, 5.00% 2023[7,8,9]	6,666	6,705
PETsMART, Inc. 7.125% 2023[5]	29,025	30,440
Playa Resorts Holding BV 8.00% 2020[5]	24,490	25,010
Playa Resorts Holding BV, Term Loan B, 4.00% 2019[7,8,9]	5,346	5,324
President & Fellows of Harvard College 3.619% 2037	10,000	11,183
RCI Banque 3.50% 2018[5]	13,150	13,544
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	11,325	12,231
Schaeffler Finance BV 4.75% 2021[5]	2,626	2,728
Schaeffler Finance BV 4.25% 2021[5]	7,070	7,282
Schaeffler Holding Finance BV 7.625% 2018[5,6]	2,186	2,238
Schaeffler Holding Finance BV 6.25% 2019[5,6]	11,735	12,234
Seminole Tribe of Florida 6.535% 2020[5,9]	7,580	7,618
Sotheby’s Holdings, Inc. 5.25% 2022[5]	7,775	7,425
Standard Pacific Corp. 8.375% 2021	2,475	2,937
Starbucks Corp. 2.10% 2021	1,100	1,134
Starbucks Corp. 2.70% 2022	2,140	2,262
Starbucks Corp. 4.30% 2045	3,120	3,790
TEGNA Inc. 5.125% 2020	1,936	2,014
Tenneco Inc. 5.00% 2026	5,050	5,176
Thomson Reuters Corp. 1.30% 2017	1,510	1,511
Thomson Reuters Corp. 1.65% 2017	4,350	4,368
Thomson Reuters Corp. 4.30% 2023	1,285	1,416
Thomson Reuters Corp. 5.65% 2043	1,425	1,726
TI Automotive Ltd. 8.75% 2023[5]	9,785	10,103
Time Warner Cable Inc. 6.75% 2018	18,630	20,438
The Income Fund of America — Page 11 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Time Warner Cable Inc. 5.00% 2020	$35,000	$38,308
Time Warner Inc. 4.75% 2021	15,000	16,916
Time Warner Inc. 3.60% 2025	14,500	15,669
Toyota Motor Credit Corp. 1.45% 2018	2,000	2,011
Toyota Motor Credit Corp. 1.70% 2019	2,000	2,029
Toyota Motor Credit Corp. 2.15% 2020	15,000	15,404
Univision Communications Inc. 8.50% 2021[5]	7,190	7,548
Univision Communications Inc. 6.75% 2022[5]	6,530	7,003
Univision Communications Inc. 5.125% 2023[5]	1,250	1,291
Univision Communications Inc. 5.125% 2025[5]	1,305	1,347
Univision Communications Inc., Term Loan C3, 4.00% 2020[7,8,9]	16,872	16,887
Virgin Media Secured Finance PLC 5.375% 2021[5,9]	15,840	16,533
Volkswagen International Finance NV 2.375% 2017[5]	14,500	14,597
Warner Music Group 6.00% 2021[5]	15,146	15,809
Warner Music Group 5.625% 2022[5]	11,887	12,348
Warner Music Group 6.75% 2022[5]	8,000	8,440
Warner Music Group 5.00% 2023[5]	3,250	3,307
WPP Finance 2010 3.75% 2024	2,000	2,144
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.375% 2022	6,725	6,923
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[5]	8,225	7,886
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[5]	5,000	5,044
Wynn Macau, Ltd. 5.25% 2021[5]	35,025	35,375
YUM! Brands, Inc. 5.00% 2024[5]	9,945	10,417
YUM! Brands, Inc. 5.25% 2026[5]	4,975	5,277
ZF Friedrichshafen AG 4.00% 2020[5]	5,065	5,293
ZF Friedrichshafen AG 4.50% 2022[5]	16,795	17,488
ZF Friedrichshafen AG 4.75% 2025[5]	21,530	22,580
		2,231,687
Energy 2.11%
American Energy (Marcellus), Term Loan B, 5.25% 2020[7,8,9]	30,600	15,491
American Energy (Marcellus), Term Loan A, 8.50% 2021[7,8,9]	29,602	3,478
American Energy (Permian Basin), 7.119% 2019[5,7]	10,000	5,925
American Energy (Permian Basin) 7.125% 2020[5]	33,860	20,062
American Energy (Permian Basin) 7.375% 2021[5]	11,835	7,012
Anadarko Petroleum Corp. 6.375% 2017	1,264	1,326
Anadarko Petroleum Corp. 5.55% 2026	15,605	17,073
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,228
Anadarko Petroleum Corp. 6.60% 2046	4,320	4,998
APT Pipelines Ltd. 4.20% 2025[5]	11,000	11,347
Ascent Resources Utica, LLC, 15.00% 2019[3,6,7,8,9]	14,537	5,597
Baytex Energy Corp. 5.125% 2021[5]	10,050	8,191
Baytex Energy Corp. 5.625% 2024[5]	3,450	2,743
BG Energy Capital PLC 2.875% 2016[5]	7,395	7,421
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[5]	9,810	9,270
Boardwalk Pipeline Partners 3.375% 2023	3,000	2,796
Boardwalk Pipelines, LP 4.95% 2024	6,705	6,646
Canadian Natural Resources Ltd. 5.70% 2017	7,350	7,563
Canadian Natural Resources Ltd. 3.80% 2024	1,440	1,423
Canadian Natural Resources Ltd. 6.50% 2037	1,000	1,084
Cenovus Energy Inc. 3.00% 2022	5,970	5,614
Cenovus Energy Inc. 3.80% 2023	19,005	18,324
Cheniere Energy, Inc. 7.00% 2024[5]	16,400	17,200
Chesapeake Energy Corp. 3.878% 2019[7]	10,075	8,463
The Income Fund of America — Page 12 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Chesapeake Energy Corp. 4.875% 2022	$13,025	$8,531
Chevron Corp. 2.954% 2026	10,215	10,548
Concho Resources Inc. 5.50% 2023	7,000	6,948
ConocoPhillips 4.20% 2021	6,520	6,962
ConocoPhillips 4.95% 2026	4,025	4,490
ConocoPhillips 5.95% 2046	10,035	12,157
CONSOL Energy Inc. 5.875% 2022	42,650	39,131
DCP Midstream Operating LP 4.95% 2022	13,815	13,815
Denbury Resources Inc. 9.00% 2021[5]	7,713	7,752
Devon Energy Corp. 2.25% 2018	3,600	3,602
Devon Energy Corp. 5.00% 2045	7,815	7,237
Diamond Offshore Drilling, Inc. 4.875% 2043	42,920	30,902
Ecopetrol SA 5.875% 2023	2,820	2,954
Ecopetrol SA 5.375% 2026	10,935	10,822
Ecopetrol SA 5.875% 2045	2,115	1,880
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,000	5,390
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	33,265	30,044
Enbridge Energy Partners, LP 9.875% 2019	10,500	12,258
Enbridge Energy Partners, LP 4.375% 2020	16,770	17,510
Enbridge Energy Partners, LP 5.875% 2025	23,370	25,762
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,214
Enbridge Energy Partners, LP 7.375% 2045	36,315	44,286
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	5,541
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,340
Enbridge Inc. 5.60% 2017	20,067	20,565
Enbridge Inc. 4.00% 2023	25,525	25,650
Enbridge Inc. 3.50% 2024	515	496
Energy Transfer Partners, LP 4.15% 2020	5,000	5,196
Energy Transfer Partners, LP 7.50% 2020	9,250	10,013
Energy Transfer Partners, LP 5.875% 2024	11,800	11,895
Energy Transfer Partners, LP 4.75% 2026	9,350	9,539
Energy Transfer Partners, LP 5.50% 2027	15,480	15,122
Energy Transfer Partners, LP 6.125% 2045	7,325	7,672
EnLink Midstream Partners, LP 2.70% 2019	1,660	1,627
EnLink Midstream Partners, LP 4.40% 2024	7,310	7,134
EnLink Midstream Partners, LP 4.15% 2025	11,760	11,059
EnLink Midstream Partners, LP 5.05% 2045	9,810	7,922
Ensco PLC 5.20% 2025	11,300	7,698
Ensco PLC 5.75% 2044	20,970	12,294
Enterprise Products Operating LLC 5.20% 2020	3,910	4,422
Enterprise Products Operating LLC 2.85% 2021	4,805	4,974
Enterprise Products Operating LLC 3.95% 2027	2,255	2,382
Enterprise Products Operating LLC 4.90% 2046	1,040	1,108
EOG Resources, Inc. 4.15% 2026	3,830	4,204
EP Energy Corp. 9.375% 2020	5,750	3,306
EP Energy Corp. 6.375% 2023	8,200	4,141
Extraction Oil & Gas Holdings LLC 7.875% 2021[5]	2,900	2,907
Genesis Energy, LP 6.75% 2022	13,050	13,213
Halliburton Co. 3.80% 2025	10,395	10,754
Halliburton Co. 4.85% 2035	1,115	1,219
Halliburton Co. 5.00% 2045	1,860	2,038
Jupiter Resources Inc. 8.50% 2022[5]	37,250	28,124
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,912
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	1,904
The Income Fund of America — Page 13 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 4.15% 2022	$12,145	$12,687
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,445
Kinder Morgan Energy Partners, LP 3.50% 2023	4,850	4,835
Kinder Morgan Energy Partners, LP 4.25% 2024	8,265	8,474
Kinder Morgan Energy Partners, LP 6.95% 2038	460	525
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	19,086
Kinder Morgan Energy Partners, LP 5.40% 2044	9,660	9,312
Kinder Morgan Energy Partners, LP 5.50% 2044	7,206	7,403
Kinder Morgan, Inc. 3.05% 2019	8,070	8,282
Kinder Morgan, Inc. 4.30% 2025	23,890	24,788
Kinder Morgan, Inc. 5.55% 2045	6,160	6,202
Matador Resources Co. 6.875% 2023	1,400	1,446
NGL Energy Partners LP 5.125% 2019	8,390	7,782
NGL Energy Partners LP 6.875% 2021	20,105	18,220
NGPL PipeCo LLC 7.119% 2017[5]	58,790	61,730
NGPL PipeCo LLC 9.625% 2019[5]	66,700	70,035
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[7,8,9]	126	126
Noble Corp. PLC 5.00% 2018	7,555	7,297
Noble Corp. PLC 6.95% 2025	23,605	19,297
Noble Corp. PLC 7.95% 2045	25,605	18,820
Oasis Petroleum Inc. 6.875% 2022	3,650	3,203
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[5,9]	1,395	382
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[5,9]	4,220	717
PDC Energy Inc. 7.75% 2022	44,830	46,511
Peabody Energy Corp., Term Loan, 10.00% 2017[7,8,9]	7,000	7,254
Peabody Energy Corp. 6.00% 2018[10]	123,645	19,783
Peabody Energy Corp. 6.50% 2020[10]	4,500	720
Peabody Energy Corp. 6.25% 2021[10]	32,150	5,144
Petrobras Global Finance Co. 6.85% 2115	2,775	2,133
Petrobras International Finance Co. 5.75% 2020	6,535	6,539
Petrobras International Finance Co. 5.375% 2021	28,655	27,258
Petróleos Mexicanos 3.50% 2018	14,280	14,537
Petróleos Mexicanos 5.50% 2019[5]	13,925	14,761
Petróleos Mexicanos 6.375% 2021[5]	5,935	6,527
Petróleos Mexicanos 3.50% 2023	11,000	10,450
Petróleos Mexicanos 4.50% 2026	8,775	8,507
Petróleos Mexicanos 6.875% 2026[5]	8,550	9,619
Petróleos Mexicanos 5.625% 2046	7,290	6,706
Phillips 66 Partners LP 3.605% 2025	1,640	1,609
Phillips 66 Partners LP 4.68% 2045	245	235
Pioneer Natural Resources Co. 3.45% 2021	7,015	7,247
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[5,9]	8,562	6,978
Range Resources Corp. 4.875% 2025	20,650	19,721
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,9]	14,858	16,062
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,593
Ras Laffan Liquefied Natural Gas III 6.75% 2019[5]	1,000	1,148
Ras Laffan Liquefied Natural Gas III 5.838% 2027[5,9]	10,325	11,680
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	14,855	15,353
Regency Energy Partners LP and Regency Energy Finance Corp. 5.00% 2022	35	37
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	10,875	11,281
Rice Energy Inc. 6.25% 2022	16,125	15,803
Rice Energy Inc. 7.25% 2023	1,350	1,360
Sabine Pass Liquefaction, LLC 5.625% 2021	40,425	41,941
Sabine Pass Liquefaction, LLC 6.25% 2022	7,000	7,359
The Income Fund of America — Page 14 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.625% 2023	$5,000	$5,125
Sabine Pass Liquefaction, LLC 5.75% 2024	8,860	9,126
Sabine Pass Liquefaction, LLC 5.625% 2025	23,905	24,495
Schlumberger BV 3.00% 2020[5]	6,645	6,978
Schlumberger BV 3.625% 2022[5]	7,065	7,571
Schlumberger BV 4.00% 2025[5]	11,385	12,414
Seven Generations Energy Ltd. 6.75% 2023[5]	15,485	15,717
Shell International Finance BV 1.875% 2021	20,205	20,337
Shell International Finance BV 2.875% 2026	4,635	4,734
Shell International Finance BV 4.00% 2046	2,900	2,993
SM Energy Co. 5.625% 2025	21,975	18,349
Southwestern Energy Co. 4.10% 2022	25,305	22,521
Southwestern Energy Co. 6.70% 2025	44,150	43,046
Spectra Energy Partners, LP 4.75% 2024	3,250	3,640
Statoil ASA 3.125% 2017	10,000	10,211
Statoil ASA 2.75% 2021	3,085	3,214
Statoil ASA 3.25% 2024	850	914
Statoil ASA 4.25% 2041	3,000	3,300
StatoilHydro ASA 1.80% 2016	10,000	10,029
Sunoco LP 6.25% 2021[5]	33,230	33,978
Targa Resources Corp. 4.125% 2019	14,955	14,974
Targa Resources Partners LP 6.75% 2024[5]	10,705	11,214
TC PipeLines, LP 4.375% 2025	11,815	11,850
Teekay Corp. 8.50% 2020[5]	38,825	33,584
Teekay Corp. 8.50% 2020	32,741	28,321
Tesoro Logistics LP 5.50% 2019	15,700	16,760
Tesoro Logistics LP 6.125% 2021	1,080	1,127
Tesoro Logistics LP 6.25% 2022	7,900	8,256
Tesoro Logistics LP 6.375% 2024	1,220	1,292
TransCanada PipeLines Ltd. 7.625% 2039	10,750	15,700
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067	46,150	34,849
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	2,820	2,735
Transocean Inc. 6.80% 2016	18,395	18,510
Transocean Inc. 8.125% 2021	20,000	16,800
Transocean Inc. 9.00% 2023[5]	7,050	6,627
Weatherford International PLC 7.75% 2021	9,700	9,200
Weatherford International PLC 4.50% 2022	32,155	26,689
Weatherford International PLC 8.25% 2023	33,250	31,089
Weatherford International PLC 7.00% 2038	39,545	29,461
Weatherford International PLC 6.75% 2040	69,655	50,500
Weatherford International PLC 5.95% 2042	5,000	3,475
Western Gas Partners LP 2.60% 2018	1,150	1,148
Western Gas Partners LP 3.95% 2025	3,045	2,993
Western Gas Partners LP 4.65% 2026	2,275	2,296
Williams Companies, Inc. 3.70% 2023	19,130	17,552
Williams Partners LP 5.25% 2020	1,960	2,067
Williams Partners LP 4.00% 2021	2,900	2,945
Williams Partners LP 3.60% 2022	4,920	4,798
Williams Partners LP 4.50% 2023	2,000	1,997
Williams Partners LP 4.30% 2024	7,670	7,581
Williams Partners LP 3.90% 2025	14,300	13,574
Williams Partners LP 4.00% 2025	14,725	14,072
Williams Partners LP 4.90% 2045	3,260	2,851
The Income Fund of America — Page 15 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Williams Partners LP 5.10% 2045	$6,965	$6,286
Woodside Finance Ltd. 4.60% 2021[5]	18,935	20,307
		2,146,963
Health care 1.95%
AbbVie Inc. 2.30% 2021	14,335	14,613
AbbVie Inc. 2.90% 2022	7,200	7,460
AbbVie Inc. 3.20% 2022	2,675	2,813
AbbVie Inc. 2.85% 2023	4,700	4,807
AbbVie Inc. 3.60% 2025	10,000	10,628
AbbVie Inc. 3.20% 2026	15,275	15,705
AbbVie Inc. 4.50% 2035	5,705	6,220
AbbVie Inc. 4.30% 2036	1,080	1,135
AbbVie Inc. 4.45% 2046	18,440	19,712
Actavis Funding SCS 2.35% 2018	11,135	11,303
Actavis Funding SCS 3.00% 2020	16,590	17,279
Actavis Funding SCS 3.45% 2022	20,180	21,261
Actavis Funding SCS 3.80% 2025	35,940	38,276
Actavis Funding SCS 4.55% 2035	18,570	20,067
Actavis Funding SCS 4.75% 2045	20,990	23,366
Aetna Inc. 1.70% 2018	18,275	18,442
Aetna Inc. 1.90% 2019	21,000	21,293
Aetna Inc. 2.40% 2021	31,295	31,951
Aetna Inc. 2.80% 2023	1,575	1,624
Aetna Inc. 3.20% 2026	12,415	12,759
Aetna Inc. 4.25% 2036	7,000	7,277
Aetna Inc. 4.375% 2046	3,095	3,221
Amgen Inc. 2.70% 2022	5,100	5,292
AstraZeneca PLC 3.375% 2025	28,505	30,620
Baxalta Inc. 2.875% 2020	14,410	14,622
Baxalta Inc. 4.00% 2025	10,140	10,813
Bayer AG 2.375% 2019[5]	4,810	4,917
Becton, Dickinson and Co. 2.675% 2019	3,600	3,737
Becton, Dickinson and Co. 4.685% 2044	3,800	4,421
Boston Scientific Corp. 2.85% 2020	7,875	8,154
Boston Scientific Corp. 6.00% 2020	5,375	6,120
Boston Scientific Corp. 3.375% 2022	14,300	14,979
Boston Scientific Corp. 3.85% 2025	11,200	12,062
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	1,001
Celgene Corp. 3.625% 2024	7,000	7,450
Celgene Corp. 4.625% 2044	2,595	2,813
Celgene Corp. 5.00% 2045	9,185	10,740
Centene Corp. 5.75% 2017	10,060	10,400
Centene Corp. 5.625% 2021	31,317	33,157
Centene Corp. 4.75% 2022	47,963	49,642
Centene Corp. 6.125% 2024	8,012	8,628
Concordia Healthcare Corp. 9.50% 2022[5]	12,485	11,455
Concordia Healthcare Corp. 7.00% 2023[5]	4,030	3,345
ConvaTec Finance International SA 8.25% 2019[5,6]	14,795	14,873
DaVita HealthCare Partners Inc. 5.125% 2024	1,775	1,836
DaVita HealthCare Partners Inc. 5.00% 2025	10,900	11,050
DENTSPLY International Inc. 2.75% 2016	5,620	5,623
DJO Finance LLC 10.75% 2020[5]	13,253	11,066
DJO Finco Inc. 8.125% 2021[5]	48,860	44,707
The Income Fund of America — Page 16 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
EMD Finance LLC 1.70% 2018[5]	$18,900	$18,974
EMD Finance LLC 2.40% 2020[5]	22,050	22,426
EMD Finance LLC 2.95% 2022[5]	18,600	19,216
EMD Finance LLC 3.25% 2025[5]	29,900	31,119
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[5]	17,135	15,025
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[5]	6,700	6,064
Gilead Sciences, Inc. 3.05% 2016	10,265	10,344
HCA Inc. 3.75% 2019	16,657	17,323
HCA Inc. 6.50% 2020	24,800	27,373
HCA Inc. 4.75% 2023	580	606
HCA Inc. 5.00% 2024	2,080	2,189
HCA Inc. 5.375% 2025	50,000	52,156
HCA Inc. 5.25% 2026	13,750	14,609
Healthsouth Corp. 5.75% 2024	4,575	4,769
Healthsouth Corp. 5.75% 2025	11,892	12,339
Hologic, Inc. 5.25% 2022[5]	5,920	6,297
Humana Inc. 3.85% 2024	4,400	4,735
Humana Inc. 4.95% 2044	12,800	14,540
inVentiv Health Inc. 9.00% 2018[5]	39,285	40,660
inVentiv Health Inc. 10.00% 2018[5,6]	71,002	72,467
inVentiv Health Inc. 10.00% 2018	22,533	22,420
inVentiv Health Inc. 10.00% 2018	13,010	12,961
inVentiv Health Inc., Term Loan B4, 7.75% 2018[7,8,9]	18,315	18,389
Kindred Healthcare, Inc. 8.00% 2020	10,825	11,123
Kindred Healthcare, Inc. 8.75% 2023	8,865	8,965
Kinetic Concepts, Inc. 10.50% 2018	124,387	127,652
Kinetic Concepts, Inc. 12.50% 2019	40,540	39,831
Kinetic Concepts, Inc. 7.875% 2021[5]	2,925	3,161
Laboratory Corporation of America Holdings 3.20% 2022	5,335	5,533
Laboratory Corporation of America Holdings 4.70% 2045	885	976
Mallinckrodt PLC 4.875% 2020[5]	19,140	19,284
Mallinckrodt PLC 5.75% 2022[5]	9,843	9,671
Mallinckrodt PLC 5.625% 2023[5]	17,415	16,805
McKesson Corp. 2.284% 2019	5,875	6,008
McKesson Corp. 3.796% 2024	1,505	1,643
MEDNAX, Inc. 5.25% 2023[5]	2,110	2,205
Medtronic, Inc. 2.50% 2020	9,480	9,877
Medtronic, Inc. 4.375% 2035	3,903	4,507
Medtronic, Inc. 4.625% 2045	11,035	13,546
Merck & Co., Inc. 1.10% 2018	6,710	6,739
Molina Healthcare, Inc. 5.375% 2022[5]	43,428	44,514
Ortho-Clinical Diagnostics Inc. 6.625% 2022[5]	7,345	6,280
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[7,8,9]	9,975	9,688
Pfizer Inc. 7.20% 2039	1,353	2,098
Quintiles Transnational Corp. 4.875% 2023[5]	32,825	33,732
Roche Holdings, Inc. 2.875% 2021[5]	15,000	15,959
Rotech Healthcare Inc., Term Loan, 13.00% 2020[1,3,6,7,8,9]	23,163	20,378
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[1,3,7,8,9]	11,767	11,708
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[1,3,7,8,9]	9,200	9,154
St. Jude Medical, Inc. 2.80% 2020	9,100	9,448
Tenet Healthcare Corp. 4.375% 2021	10,720	10,747
Tenet Healthcare Corp. 8.125% 2022	1,684	1,747
Tenet Healthcare Corp. 6.75% 2023	11,236	10,857
Tenet Healthcare Corp., First Lien, 6.25% 2018	2,500	2,666
The Income Fund of America — Page 17 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp., First Lien, 4.75% 2020	$12,190	$12,449
Tenet Healthcare Corp., First Lien, 6.00% 2020	33,055	35,121
Tenet Healthcare Corp., First Lien, 4.50% 2021	20,140	20,341
Teva Pharmaceutical Finance Company BV 1.40% 2018	15,425	15,477
Teva Pharmaceutical Finance Company BV 1.70% 2019	15,730	15,838
Teva Pharmaceutical Finance Company BV 2.20% 2021	18,990	19,123
Teva Pharmaceutical Finance Company BV 2.80% 2023	9,460	9,643
Teva Pharmaceutical Finance Company BV 3.15% 2026	15,400	15,771
Teva Pharmaceutical Finance Company BV 4.10% 2046	8,195	8,495
Thermo Fisher Scientific Inc. 2.40% 2019	6,000	6,139
Thermo Fisher Scientific Inc. 4.15% 2024	4,000	4,404
Thermo Fisher Scientific Inc. 5.30% 2044	365	447
UnitedHealth Group Inc. 1.40% 2017	6,500	6,544
UnitedHealth Group Inc. 6.00% 2017	12,430	12,963
UnitedHealth Group Inc. 3.35% 2022	7,030	7,569
UnitedHealth Group Inc. 3.75% 2025	10,710	11,934
UnitedHealth Group Inc. 4.625% 2035	1,080	1,287
UnitedHealth Group Inc. 4.75% 2045	1,800	2,252
VPI Escrow Corp. 6.75% 2018[5]	38,060	37,489
VPI Escrow Corp. 6.375% 2020[5]	49,563	44,978
VPI Escrow Corp. 7.50% 2021[5]	3,575	3,343
VRX Escrow Corp. 5.375% 2020[5]	33,820	30,332
VRX Escrow Corp. 5.875% 2023[5]	14,545	12,181
VRX Escrow Corp. 6.125% 2025[5]	17,320	14,419
WellPoint, Inc. 2.30% 2018	1,370	1,391
WellPoint, Inc. 2.25% 2019	12,500	12,746
Zimmer Holdings, Inc. 2.00% 2018	4,640	4,670
Zimmer Holdings, Inc. 2.70% 2020	13,770	14,078
Zimmer Holdings, Inc. 3.15% 2022	18,860	19,617
		1,979,279
Telecommunication services 1.54%
Altice Financing SA 6.625% 2023[5]	22,550	22,677
Altice Finco SA 6.50% 2022[5]	5,500	5,686
Altice Finco SA, First Lien, 7.75% 2022[5]	12,550	12,778
Altice NV 5.50% 2026[5]	3,775	3,917
AT&T Inc. 2.40% 2016	9,000	9,005
AT&T Inc. 2.80% 2021	8,685	8,993
AT&T Inc. 4.125% 2026	8,560	9,343
AT&T Inc. 8.25% 2031	3,804	5,648
AT&T Inc. 4.50% 2035	8,150	8,636
AT&T Inc. 4.75% 2046	6,250	6,650
CenturyLink, Inc. 7.50% 2024	13,425	14,365
CenturyLink, Inc., Series T, 5.80% 2022	1,524	1,564
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	50,899	52,680
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[5]	6,125	6,393
Deutsche Telekom International Finance BV 9.25% 2032	8,420	13,780
France Télécom 2.75% 2016	9,000	9,019
France Télécom 4.125% 2021	15,000	16,635
France Télécom 9.00% 2031	5,000	7,959
Frontier Communications Corp. 8.125% 2018	1,217	1,343
Frontier Communications Corp. 8.875% 2020	6,450	6,956
Frontier Communications Corp. 9.25% 2021	22,395	24,455
Frontier Communications Corp. 8.75% 2022	1,000	1,040
The Income Fund of America — Page 18 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 10.50% 2022	$29,450	$31,843
Frontier Communications Corp. 7.125% 2023	6,225	5,805
Frontier Communications Corp. 7.625% 2024	20,000	18,550
Frontier Communications Corp. 11.00% 2025	96,301	103,283
Inmarsat PLC 4.875% 2022[5]	16,775	15,681
Intelsat Jackson Holding Co. 7.25% 2019	27,750	20,882
Intelsat Jackson Holding Co. 7.25% 2020	23,004	16,850
Ligado Networks, Term Loan, 9.75% 2020[6,7,8,9]	140,809	125,124
MetroPCS Wireless, Inc. 6.25% 2021	52,775	55,414
MetroPCS Wireless, Inc. 6.625% 2023	46,600	50,191
Numericable Group SA 6.00% 2022[5]	12,850	12,609
Numericable Group SA 7.375% 2026[5]	4,375	4,375
Orange SA 5.50% 2044	3,000	3,879
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,089
SoftBank Corp. 4.50% 2020[5]	53,420	55,557
Sprint Capital Corp. 6.90% 2019	5,025	4,994
Sprint Nextel Corp. 9.00% 2018[5]	5,000	5,438
Sprint Nextel Corp. 7.00% 2020	43,350	41,391
Sprint Nextel Corp. 7.25% 2021	36,155	33,918
Sprint Nextel Corp. 11.50% 2021	11,130	12,299
Sprint Nextel Corp. 7.875% 2023	33,475	30,734
Sprint Nextel Corp. 7.125% 2024	14,000	12,530
Telefónica Emisiones, SAU 3.192% 2018	8,500	8,726
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,833
T-Mobile US, Inc. 6.542% 2020	36,700	37,939
T-Mobile US, Inc. 6.731% 2022	3,695	3,884
T-Mobile US, Inc. 6.375% 2025	6,650	7,140
T-Mobile US, Inc. 6.50% 2026	61,150	66,455
Trilogy International Partners, LLC 13.375% 2019[5]	61,800	62,418
Verizon Communications Inc. 2.183% 2016[7]	34,729	34,797
Verizon Communications Inc. 1.375% 2019	7,000	7,009
Verizon Communications Inc. 1.75% 2021	4,280	4,286
Verizon Communications Inc. 3.00% 2021	2,516	2,664
Verizon Communications Inc. 2.625% 2026	8,320	8,336
Verizon Communications Inc. 4.272% 2036	62,006	65,078
Verizon Communications Inc. 6.00% 2041	28,000	35,724
Verizon Communications Inc. 4.125% 2046	35,646	36,192
Verizon Communications Inc. 4.522% 2048	78,900	84,442
Wind Acquisition SA 4.75% 2020[5]	71,435	71,480
Wind Acquisition SA 7.375% 2021[5]	67,200	67,032
Windstream Holdings, Inc. 7.75% 2021	28,150	26,883
Zayo Group Holdings, Inc. 6.00% 2023	5,050	5,277
Zayo Group Holdings, Inc. 6.375% 2025	575	604
		1,560,157
Industrials 1.26%
ABB Finance (USA) Inc. 1.625% 2017	1,000	1,005
ABB Finance (USA) Inc. 2.875% 2022	1,000	1,050
ABC Supply Co., Inc. 5.625% 2021[5]	325	337
ADS Waste Escrow 8.25% 2020	4,675	4,862
AECOM Technology Corp. 5.875% 2024	7,400	7,973
AerCap Holdings NV 2.75% 2017	150	151
AerCap Holdings NV 3.75% 2019	3,400	3,528
American Airlines, Inc., 5.50% 2019[5]	2,250	2,306
The Income Fund of America — Page 19 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[9]	$7,472	$8,200
American Builders & Contractors Supply Co. Inc. 5.75% 2023[5]	1,400	1,477
ARAMARK Corp. 5.125% 2024	14,525	15,033
ARAMARK Corp. 5.125% 2024[5]	5,000	5,175
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	77,855	73,184
Atlas Copco AB 5.60% 2017[5]	5,500	5,626
Builders Firstsource 7.625% 2021[5]	32,522	34,490
Builders Firstsource 10.75% 2023[5]	5,135	5,726
Canadian National Railway Co. 3.20% 2046	2,305	2,306
CEVA Group PLC 7.00% 2021[1,5]	2,250	1,896
CEVA Group PLC 9.00% 2021[1,5]	1,050	830
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,7,8,9]	4,870	4,060
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,7,8,9]	6,924	5,773
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,7,8,9]	5,020	4,186
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,7,8,9]	866	722
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[9]	429	443
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[9]	15	15
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[9]	1,268	1,307
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[9]	478	488
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[9]	65	70
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[9]	8,890	9,441
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[9]	50	51
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[9]	289	310
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[9]	60	60
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[9]	1,240	1,320
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[9]	6,831	7,194
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[9]	1,627	1,777
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[9]	2,749	3,078
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[9]	6	6
Corporate Risk Holdings LLC 9.50% 2019[1,5]	45,000	42,637
Corporate Risk Holdings LLC 13.50% 2020[1,3,5,6]	14,211	14,629
DAE Aviation Holdings, Inc. 10.00% 2023[5]	39,390	40,966
Deck Chassis Acquisition Inc. 10.00% 2023[5]	24,975	26,286
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[9]	4,413	5,053
ERAC USA Finance Co. 5.25% 2020[5]	5,000	5,651
Euramax International, Inc. 12.00% 2020[5]	23,375	23,726
European Aeronautic Defence and Space Company 2.70% 2023[5]	885	923
Fortive Corp. 2.35% 2021[5]	2,825	2,889
Gardner Denver, Inc. 6.875% 2021[5]	9,425	8,789
Gardner Denver, Inc., Term Loan B, 4.25% 2020[7,8,9]	25,660	24,465
Gates Global LLC 6.00% 2022[5]	32,125	29,394
Gates Global LLC, Term Loan B, 4.25% 2021[7,8,9]	6,180	6,069
General Electric Capital Corp. 2.342% 2020	13,195	13,696
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,945
General Electric Co. 2.70% 2022	7,750	8,174
General Electric Co. 4.125% 2042	11,000	12,427
General Electric Co. 5.00% (undated)	197,849	213,059
Hardwoods Acquisition Inc 7.50% 2021[5]	16,935	12,955
HD Supply, Inc. 7.50% 2020	8,475	8,867
HD Supply, Inc. 5.25% 2021[5]	14,350	15,247
HDTFS Inc. 6.75% 2019	15,725	16,039
HDTFS Inc. 5.875% 2020	15,250	15,784
KLX Inc. 5.875% 2022[5]	11,075	11,269
LMI Aerospace Inc. 7.375% 2019	15,600	15,951
The Income Fund of America — Page 20 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Lockheed Martin Corp. 1.85% 2018	$2,535	$2,577
Lockheed Martin Corp. 2.50% 2020	6,250	6,502
Lockheed Martin Corp. 3.10% 2023	695	740
Lockheed Martin Corp. 3.55% 2026	3,480	3,833
Lockheed Martin Corp. 4.50% 2036	560	656
Lockheed Martin Corp. 4.70% 2046	9,560	11,673
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[5]	29,500	22,862
Navios Maritime Holdings Inc. 7.375% 2022[5]	27,165	13,345
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	10,510	5,097
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	11,250	11,573
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[5]	13,000	13,536
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[5]	9,950	10,298
Nortek Inc. 8.50% 2021	35,772	37,570
Ply Gem Industries, Inc. 6.50% 2022	18,150	18,518
Ply Gem Industries, Inc. 6.50% 2022	13,400	13,420
PrimeSource Building Products Inc 9.00% 2023[5]	1,645	1,641
R.R. Donnelley & Sons Co. 7.25% 2018[1]	2,000	2,148
R.R. Donnelley & Sons Co. 8.25% 2019[1]	2,475	2,732
R.R. Donnelley & Sons Co. 7.625% 2020[1]	3,700	4,015
R.R. Donnelley & Sons Co. 7.875% 2021[1]	23,445	25,555
R.R. Donnelley & Sons Co. 7.00% 2022[1]	19,500	19,890
R.R. Donnelley & Sons Co. 6.50% 2023[1]	14,280	14,137
Siemens AG 4.40% 2045[5]	2,000	2,447
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[5]	59,515	50,290
TRAC Intermodal 11.00% 2019	8,475	8,952
TransDigm Inc. 5.50% 2020	27,125	27,939
TransDigm Inc. 6.00% 2022	5,000	5,200
TransDigm Inc. 6.50% 2024	49,700	51,871
TransDigm Inc. 6.50% 2025	16,650	17,462
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[5,9]	3,377	3,546
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[9]	5,551	5,961
United Rentals, Inc. 5.50% 2025	10,850	11,195
United Rentals, Inc. 5.875% 2026	7,400	7,724
Virgin Australia Holdings Ltd. 8.50% 2019[5]	41,650	43,680
Watco Companies 6.375% 2023[5]	10,670	10,723
		1,282,654
Utilities 0.92%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[5]	2,000	2,112
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[5]	2,000	2,055
AES Corp. 8.00% 2020	14,275	16,845
AES Corp. 7.375% 2021	26,500	30,210
AES Corp. 4.875% 2023	2,000	2,030
AES Corp. 5.50% 2024	8,500	8,829
AES Corp. 5.50% 2025	21,750	22,375
AES Corp. 6.00% 2026	7,725	8,150
American Electric Power Co. 2.95% 2022	12,065	12,615
Berkshire Hathaway Energy Co. 2.40% 2020	7,749	7,980
Calpine Corp. 6.00% 2022[5]	8,475	8,878
Calpine Corp. 5.375% 2023	11,810	11,840
Calpine Corp. 7.875% 2023[5]	5,712	6,069
Calpine Corp. 5.875% 2024[5]	3,000	3,173
Calpine Corp. 5.25% 2026[5]	1,970	2,004
CMS Energy Corp. 8.75% 2019	6,000	7,208
The Income Fund of America — Page 21 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 6.25% 2020	$13,480	$15,473
CMS Energy Corp. 5.05% 2022	2,072	2,360
CMS Energy Corp. 3.875% 2024	7,500	8,262
CMS Energy Corp. 3.60% 2025	8,840	9,516
CMS Energy Corp. 3.00% 2026	8,498	8,814
CMS Energy Corp. 4.70% 2043	3,933	4,582
Colbun SA 6.00% 2020[5]	2,000	2,233
Colbun SA 4.50% 2024[5]	1,500	1,589
Comision Federal de Electricidad 4.875% 2024[5]	2,000	2,150
Commonwealth Edison Company 3.65% 2046	7,425	7,836
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	13,400	15,614
Consumers Energy Co. 5.65% 2020	4,058	4,675
Consumers Energy Co. 3.375% 2023	360	390
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	2,520	2,679
Dominion Gas Holdings LLC 2.50% 2019	4,865	4,986
Dominion Resources, Inc. 2.962% 2019	3,000	3,083
Dominion Resources, Inc. 4.104% 2021	7,209	7,719
Duke Energy Corp. 0.613% 2017[7]	1,000	1,000
Duke Energy Indiana, Inc. 4.90% 2043	14,785	18,336
Duke Energy Progress Inc. 4.15% 2044	3,935	4,451
Dynegy Finance Inc. 6.75% 2019	6,795	6,956
Dynegy Finance Inc. 7.375% 2022	15,980	15,780
Dynegy Finance Inc. 7.625% 2024	7,515	7,383
E.ON International Finance BV 5.80% 2018[5]	15,000	16,049
EDP Finance BV 4.125% 2020[5]	6,000	6,296
EDP Finance BV 5.25% 2021[5]	22,500	24,576
Electricité de France SA 1.15% 2017[5]	2,000	2,000
Electricité de France SA 3.625% 2025[5]	780	816
Electricité de France SA 6.95% 2039[5]	8,000	10,959
Electricité de France SA 4.875% 2044[5]	3,850	4,255
Electricité de France SA 5.25% 2049[5]	29,005	28,389
Emera Inc. 6.75% 2076	45,000	48,589
Emera US Finance LP 2.15% 2019[5]	5,975	6,064
Emera US Finance LP 2.70% 2021[5]	10,505	10,770
Emera US Finance LP 3.55% 2026[5]	3,300	3,473
Empresa Nacional de Electricidad SA 4.25% 2024	900	967
Enel Finance International SA 6.00% 2039[5]	3,000	3,649
Enel Società per Azioni 8.75% 2073[5]	12,000	13,995
Entergy Corp. 4.70% 2017	8,000	8,101
Eversource Energy 2.375% 2022	2,014	2,058
Eversource Energy 2.70% 2026	7,898	8,133
Exelon Corp. 2.45% 2021	2,919	2,983
Exelon Corp. 3.95% 2025	9,536	10,400
Exelon Corp. 3.40% 2026	8,490	8,953
Exelon Corp. 4.95% 2035	1,124	1,309
Exelon Corp. 4.45% 2046	2,590	2,864
FirstEnergy Corp. 7.375% 2031	684	885
FirstEnergy Corp., Series B, 4.25% 2023	36,953	39,324
Iberdrola Finance Ireland 5.00% 2019[5]	1,060	1,170
Israel Electric Corp. Ltd. 8.10% 2096[5]	4,905	5,776
MidAmerican Energy Co. 5.95% 2017	10,625	11,129
MidAmerican Energy Co. 2.40% 2019	9,000	9,288
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	10,732
Mississippi Power Co. 4.25% 2042	1,853	1,744
The Income Fund of America — Page 22 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	$642	$738
Niagara Mohawk Power Corp. 3.508% 2024[5]	4,150	4,480
Niagara Mohawk Power Corp. 4.278% 2034[5]	3,000	3,307
Northern States Power Co. 4.125% 2044	11,000	12,671
NRG Energy, Inc. 6.25% 2022	17,425	17,599
NRG Energy, Inc. 6.625% 2023	2,000	2,020
NRG Energy, Inc. 7.25% 2026[5]	17,575	18,124
NRG Energy, Inc. 6.625% 2027[5]	22,060	21,839
NV Energy, Inc 6.25% 2020	5,214	6,195
Ohio Power Co., Series G, 6.60% 2033	2,090	2,733
Ohio Power Co., Series D, 6.60% 2033	353	458
Pacific Gas and Electric Co. 3.25% 2021	2,000	2,144
Pacific Gas and Electric Co. 2.45% 2022	1,572	1,616
Pacific Gas and Electric Co. 3.25% 2023	2,695	2,887
Pacific Gas and Electric Co. 3.85% 2023	13,256	14,708
Pacific Gas and Electric Co. 3.40% 2024	8,106	8,810
Pacific Gas and Electric Co. 3.75% 2024	602	667
Pacific Gas and Electric Co. 2.95% 2026	640	673
Pacific Gas and Electric Co. 3.75% 2042	1,061	1,116
Pacific Gas and Electric Co. 4.30% 2045	1,900	2,204
Pacific Gas and Electric Co. 4.25% 2046	3,000	3,452
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	5,996
PPL Capital Funding, Inc. 3.10% 2026	10,000	10,229
Progress Energy, Inc. 7.05% 2019	250	284
Progress Energy, Inc. 7.00% 2031	5,148	7,018
Progress Energy, Inc. 7.75% 2031	9,026	12,823
Public Service Co. of Colorado 5.125% 2019	1,490	1,653
Puget Sound Energy, Inc., First Lien, 6.50% 2020	6,317	7,356
Puget Sound Energy, Inc., First Lien, 6.00% 2021	3,945	4,600
Puget Sound Energy, Inc., First Lien, 5.625% 2022	7,652	8,784
Puget Sound Energy Inc. 3.65% 2025	884	929
Sierra Pacific Power Co. 2.60% 2026[5]	15,750	16,159
Southern California Edison Co. 1.845% 2022[9]	7,136	7,131
Talen Energy Corp. 4.625% 2019[5]	4,495	4,281
Tampa Electric Co. 2.60% 2022	911	943
Tampa Electric Co. 4.35% 2044	8,330	9,443
Teco Finance, Inc. 5.15% 2020	9,784	10,857
Texas Competitive Electric Holdings, Term Loan B, 5.00% 2023[7,8,9]	29,090	29,227
Texas Competitive Electric Holdings, Term Loan C, 5.00% 2023[7,8,9]	6,635	6,666
TXU, Term Loan, 4.65% 2017[7,8,9,10]	26,204	8,818
TXU, Term Loan, 3.737% 2024[7,8,9,10]	3,000	998
Veolia Environnement 6.75% 2038	500	680
Virginia Electric and Power Co. 3.45% 2024	560	609
Virginia Electric and Power Co. 3.10% 2025	2,625	2,802
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	4,745
Xcel Energy Inc 2.40% 2021	7,399	7,619
Xcel Energy Inc. 3.30% 2025	4,000	4,277
Xcel Energy Inc. 6.50% 2036	9,680	13,448
		930,752
Materials 0.84%
AK Steel Holding Corp. 7.50% 2023	1,825	1,930
Aleris International, Inc. 9.50% 2021[5]	1,175	1,254
Anglo American Capital PLC 4.125% 2021[5]	4,800	4,692
The Income Fund of America — Page 23 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
ArcelorMittal 6.25% 2020	$1,475	$1,549
ArcelorMittal 7.25% 2022	22,385	24,623
ArcelorMittal 6.125% 2025	3,825	4,072
ArcelorMittal 7.75% 2041	46,355	47,718
Ashland Inc. 4.75% 2022	5,565	5,795
Ball Corp. 4.375% 2020	15,225	16,329
BHP Billiton Finance Ltd. 6.75% 2075[5]	5,000	5,575
BlueScope Steel Ltd. 6.50% 2021[5]	4,600	4,853
Chemours Co. 6.625% 2023	35,285	30,610
Chemours Co. 7.00% 2025	36,940	31,584
Cliffs Natural Resources Inc. 8.25% 2020[5]	13,800	14,283
Cliffs Natural Resources Inc. 4.875% 2021	4,945	3,829
CRH America, Inc. 3.875% 2025[5]	2,000	2,165
CRH America, Inc. 5.125% 2045[5]	2,000	2,264
Dow Chemical Co. 5.25% 2041	4,000	4,547
Eastman Chemical Co. 2.70% 2020	12,000	12,409
Ecolab Inc. 3.00% 2016	7,455	7,510
First Quantum Minerals Ltd. 6.75% 2020[5]	75,688	70,049
First Quantum Minerals Ltd. 7.00% 2021[5]	78,287	70,247
First Quantum Minerals Ltd. 7.25% 2022[5]	14,125	12,536
FMG Resources 4.25% 2019[7,8,9]	6,132	6,018
FMG Resources 9.75% 2022[5]	67,695	76,157
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	22,340	19,212
Georgia Gulf Corp. 4.625% 2021	24,475	25,301
Georgia-Pacific Corp. 2.539% 2019[5]	12,000	12,309
Glencore Funding LLC 4.00% 2025[5]	5,000	4,692
Glencore Xstrata LLC 4.625% 2024[5]	7,000	6,851
Holcim Ltd. 6.00% 2019[5]	1,607	1,801
Holcim Ltd. 5.15% 2023[5]	12,595	14,163
Huntsman International LLC 4.875% 2020	17,950	18,309
INEOS Group Holdings SA 5.625% 2024[5]	3,325	3,292
International Paper Co. 7.30% 2039	5,615	7,635
LSB Industries, Inc. 7.75% 2019	780	807
Monsanto Co. 4.40% 2044	13,090	13,501
Owens-Illinois, Inc. 5.00% 2022[5]	3,360	3,520
Owens-Illinois, Inc. 5.875% 2023[5]	12,780	13,762
Owens-Illinois, Inc. 5.375% 2025[5]	2,515	2,622
Owens-Illinois, Inc. 6.375% 2025[5]	5,225	5,741
Paperworks Industries Inc. 9.50% 2019[5]	2,458	2,341
Platform Specialty Products Corp. 10.375% 2021[5]	21,926	22,090
Platform Specialty Products Corp. 6.50% 2022[5]	1,010	881
Praxair, Inc. 2.25% 2020	6,287	6,505
Rayonier Advanced Materials Inc. 5.50% 2024[5]	30,565	26,649
Reynolds Group Inc. 5.75% 2020	38,460	39,806
Reynolds Group Inc. 6.875% 2021	5,000	5,200
Reynolds Group Inc. 5.125% 2023[5]	3,300	3,407
Ryerson Inc. 11.25% 2018	5,863	5,716
Ryerson Inc. 11.00% 2022[5]	59,827	65,361
Smurfit Capital Funding PLC 7.50% 2025	2,425	2,862
Summit Materials, Inc. 6.125% 2023	9,325	9,442
Teck Resources Ltd. 4.50% 2021	7,875	7,206
Teck Resources Ltd. 8.00% 2021[5]	11,350	12,144
Tembec Industries Inc. 9.00% 2019[5]	7,520	5,922
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[5]	5,060	5,364
The Income Fund of America — Page 24 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
United States Steel Corp. 8.375% 2021[5]	$6,850	$7,492
Walter Energy, Inc. 9.50% 2019[3,5,10]	15,913	40
Zekelman Industries Inc. 9.875% 2023[5]	6,340	6,673
Zekelman Industries Inc., Term Loan B, 6.00% 2021[7,8,9]	4,000	4,025
		855,242
Information technology 0.51%
Apple Inc. 1.55% 2021	13,040	13,066
Apple Inc. 2.25% 2021	10,250	10,605
Apple Inc. 2.45% 2026	9,000	8,996
Apple Inc. 3.85% 2046	9,950	10,090
Blackboard Inc., Term Loan B, 4.75% 2018[7,8,9]	1,250	1,228
Dell Inc. 4.42% 2021[5]	6,540	6,844
Dell Inc. 5.45% 2023[5]	25,000	26,520
Dell Inc. 7.125% 2024[5]	6,175	6,654
Dell Inc. 8.35% 2046[5]	9,895	11,382
EchoStar Corp. 6.625% 2026[5]	16,800	16,716
First Data Corp. 6.75% 2020[5]	8,699	9,074
First Data Corp. 5.375% 2023[5]	10,950	11,279
First Data Corp. 7.00% 2023[5]	113,375	117,201
First Data Corp. 5.00% 2024[5]	10,700	10,820
First Data Corp. 5.75% 2024[5]	7,650	7,746
Gogo Inc. 12.50% 2022[5]	39,325	39,079
Harris Corp. 2.70% 2020	1,315	1,348
Harris Corp. 3.832% 2025	740	799
Harris Corp. 4.854% 2035	2,775	3,112
Harris Corp. 5.054% 2045	5,735	6,828
Infor (US), Inc. 6.50% 2022	500	499
Infor Inc. 5.75% 2020[5]	5,375	5,691
Jabil Circuit, Inc. 8.25% 2018	20,925	22,834
Jabil Circuit, Inc. 5.625% 2020	10,650	11,459
KLA-Tencor Corp. 4.65% 2024	5,000	5,526
Micron Technology, Inc. 7.50% 2023[5]	5,050	5,534
Microsoft Corp. 2.65% 2022	6,000	6,292
Microsoft Corp. 4.20% 2035	6,000	6,846
NXP BV and NXP Funding LLC 4.125% 2020[5]	21,000	21,683
NXP BV and NXP Funding LLC 4.125% 2021[5]	15,300	15,874
Oracle Corp. 2.50% 2022	19,000	19,567
Qorvo, Inc. 7.00% 2025[5]	16,650	18,128
Seagate Technology LLC 4.75% 2023	20,700	19,320
Visa Inc. 3.15% 2025	8,000	8,606
Western Digital Corp. 7.375% 2023[5]	22,725	24,799
Western Digital Corp. 10.50% 2024[5]	3,500	3,955
Western Digital Corp., Term Loan B, 6.25% 2023[7,8,9]	5,000	5,059
		521,059
Consumer staples 0.47%
Altria Group, Inc. 9.25% 2019	18,542	22,811
Altria Group, Inc. 2.625% 2020	10,420	10,880
Altria Group, Inc. 4.00% 2024	1,500	1,696
Altria Group, Inc. 9.95% 2038	23,500	43,103
Altria Group, Inc. 4.25% 2042	20,000	22,946
Altria Group, Inc. 4.50% 2043	4,000	4,726
Altria Group, Inc. 5.375% 2044	2,595	3,433
The Income Fund of America — Page 25 of 36

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 7.75% 2019	$25,000	$28,828
Anheuser-Busch InBev NV 2.65% 2021	2,875	2,983
Anheuser-Busch InBev NV 4.90% 2046	3,315	4,078
British American Tobacco International Finance PLC 9.50% 2018[5]	8,705	10,247
British American Tobacco International Finance PLC 3.95% 2025[5]	8,000	9,061
Coca-Cola Co. 1.80% 2016	10,000	10,011
Constellation Brands, Inc. 3.875% 2019	6,000	6,362
Constellation Brands, Inc. 6.00% 2022	2,825	3,294
Constellation Brands, Inc. 4.25% 2023	6,000	6,390
CVS Health Corp. 2.125% 2021	4,010	4,094
CVS Health Corp. 2.875% 2026	3,795	3,916
Imperial Tobacco Finance PLC 3.50% 2023[5]	10,000	10,500
Kimberly-Clark Corp. 7.50% 2018	9,000	10,263
Kraft Foods Inc. 5.00% 2042	30,000	35,294
Kraft Heinz Co. 4.375% 2046[5]	5,420	5,926
Molson Coors Brewing Co. 1.45% 2019	4,245	4,273
Molson Coors Brewing Co. 2.10% 2021	5,475	5,558
Molson Coors Brewing Co. 3.00% 2026	4,755	4,867
Molson Coors Brewing Co. 4.20% 2046	4,200	4,438
Pernod Ricard SA 2.95% 2017[5]	20,000	20,139
Pernod Ricard SA 4.45% 2022[5]	9,500	10,520
Philip Morris International Inc. 1.875% 2021	1,830	1,860
Philip Morris International Inc. 3.60% 2023	7,245	8,063
Philip Morris International Inc. 2.75% 2026	1,505	1,572
Philip Morris International Inc. 4.25% 2044	2,000	2,273
Post Holdings, Inc. 5.00% 2026[5]	7,670	7,665
Reynolds American Inc. 2.30% 2018	1,990	2,026
Reynolds American Inc. 3.25% 2020	5,510	5,833
Reynolds American Inc. 3.25% 2022	6,150	6,415
Reynolds American Inc. 4.00% 2022	890	978
Reynolds American Inc. 4.45% 2025	22,110	25,008
Reynolds American Inc. 5.70% 2035	3,760	4,754
Reynolds American Inc. 6.15% 2043	1,820	2,457
Reynolds American Inc. 5.85% 2045	10,200	13,527
SABMiller Holdings Inc. 4.95% 2042[5]	7,000	8,407
The JM Smucker Co. 3.00% 2022	2,850	3,011
Walgreens Boots Alliance, Inc. 2.60% 2021	16,805	17,254
Walgreens Boots Alliance, Inc. 3.30% 2021	13,000	13,816
Walgreens Boots Alliance, Inc. 3.10% 2023	900	931
Walgreens Boots Alliance, Inc. 3.45% 2026	1,770	1,858
Walgreens Boots Alliance, Inc. 4.65% 2046	1,045	1,181
Wal-Mart Stores, Inc. 3.30% 2024	10,755	11,905
WM. Wrigley Jr. Co 2.40% 2018[5]	1,200	1,225
WM. Wrigley Jr. Co 2.90% 2019[5]	1,200	1,247
WM. Wrigley Jr. Co 3.375% 2020[5]	22,500	24,051
		477,954
Total corporate bonds & notes		14,383,867
U.S. Treasury bonds & notes 5.81% U.S. Treasury 5.37%
U.S. Treasury 0.50% 2017	10,000	10,005
U.S. Treasury 0.875% 2017	40,000	40,105
U.S. Treasury 0.875% 2017	20,000	20,056
The Income Fund of America — Page 26 of 36

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.00% 2017[11]	$10,000	$10,052
U.S. Treasury 0.625% 2018	120,000	119,948
U.S. Treasury 0.75% 2018[11]	170,000	170,286
U.S. Treasury 0.75% 2018	18,000	18,029
U.S. Treasury 1.125% 2018	16,000	16,138
U.S. Treasury 1.25% 2018	86,000	87,082
U.S. Treasury 0.875% 2019	93,000	93,338
U.S. Treasury 1.00% 2019	25,000	25,180
U.S. Treasury 1.75% 2019	56,000	57,652
U.S. Treasury 3.625% 2019	90,000	97,710
U.S. Treasury 1.25% 2020	180,000	182,457
U.S. Treasury 1.375% 2020	85,000	86,448
U.S. Treasury 1.375% 2020	43,000	43,769
U.S. Treasury 1.375% 2020	40,000	40,691
U.S. Treasury 1.50% 2020	22,000	22,495
U.S. Treasury 1.625% 2020	121,800	125,190
U.S. Treasury 1.625% 2020	9,960	10,232
U.S. Treasury 1.125% 2021	51,990	52,246
U.S. Treasury 1.375% 2021	144,000	146,382
U.S. Treasury 1.375% 2021	75,835	77,117
U.S. Treasury 1.75% 2022	159,235	164,361
U.S. Treasury 2.00% 2022	104,000	108,855
U.S. Treasury 6.25% 2023	69,000	92,272
U.S. Treasury 2.25% 2024	29,450	31,461
U.S. Treasury 2.00% 2025	513,475	538,106
U.S. Treasury 1.625% 2026	167,066	169,592
U.S. Treasury 1.625% 2026	136,236	138,354
U.S. Treasury 5.50% 2028	52,000	74,531
U.S. Treasury 4.50% 2036	36,186	52,638
U.S. Treasury 4.625% 2040	15,150	22,609
U.S. Treasury 4.375% 2041	20,800	30,196
U.S. Treasury 4.75% 2041	30,900	47,113
U.S. Treasury 2.75% 2042	16,275	18,293
U.S. Treasury 2.75% 2042	10,900	12,268
U.S. Treasury 3.125% 2043	33,675	40,549
U.S. Treasury 3.00% 2044	161,350	189,657
U.S. Treasury 3.125% 2044	131,950	158,748
U.S. Treasury 3.375% 2044	148,415	186,846
U.S. Treasury 2.50% 2045	49,975	53,248
U.S. Treasury 2.875% 2045	929,150	1,066,608
U.S. Treasury 3.00% 2045	213,249	250,858
U.S. Treasury 3.00% 2045	51,200	60,166
U.S. Treasury 2.50% 2046	291,995	311,480
U.S. Treasury 2.50% 2046	84,650	90,470
		5,461,887
U.S. Treasury inflation-protected securities 0.44%
U.S. Treasury Inflation-Protected Security 0.625% 2024[12]	61,768	64,775
U.S. Treasury Inflation-Protected Security 0.375% 2025[12]	89,318	92,373
U.S. Treasury Inflation-Protected Security 0.625% 2026[12]	46,461	49,040
U.S. Treasury Inflation-Protected Security 0.75% 2042[12]	29,070	30,171
U.S. Treasury Inflation-Protected Security 1.375% 2044[12]	101,340	121,179
The Income Fund of America — Page 27 of 36

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.75% 2045[12]	$8,517	$8,878
U.S. Treasury Inflation-Protected Security 1.00% 2046[12]	67,988	76,103
		442,519
Total U.S. Treasury bonds & notes		5,904,406
Mortgage-backed obligations 1.81%
Aventura Mall Trust, Series A, 3.867% 2032[5,7,9]	4,900	5,299
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.543% 2049[7,9]	3,525	3,587
Bank of America Merrill Lynch Large Loan Inc., Series 2015-200P, Class A, 3.218% 2033[5,9]	5,575	5,987
Bellemeade Re Ltd., Series 2015-1-A, Class M-1, 2.946% 2025[3,5,7,9]	3,270	3,262
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[9]	2,482	2,480
COMM Mortgage Trust, Series 2014-277P, Class A, 3.732% 2049[5,7,9]	6,500	7,201
Connecticut Avenue Securities, Series 2015-C01, Class 1-M-1, 1.953% 2025[7,9]	1,225	1,229
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[5,9]	10,675	11,300
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035[9]	4,924	4,301
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 2.985% 2047[7,9]	3,425	2,476
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034[9]	1,054	1,076
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039[9]	8,000	8,051
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[7,9]	9,586	9,868
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.603% 2049[7,9]	10,000	10,158
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[5,9]	117	118
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.298% 2031[5,7,9]	5,114	5,091
Fannie Mae 5.50% 2018[9]	12	12
Fannie Mae 6.00% 2021[9]	116	126
Fannie Mae 4.50% 2024[9]	1,543	1,646
Fannie Mae 5.50% 2024[9]	147	160
Fannie Mae 4.50% 2025[9]	1,432	1,525
Fannie Mae 4.50% 2025[9]	943	1,017
Fannie Mae 4.50% 2025[9]	861	929
Fannie Mae 4.50% 2025[9]	767	815
Fannie Mae 6.00% 2026[9]	2,623	2,993
Fannie Mae 7.00% 2026[9]	404	470
Fannie Mae 2.50% 2027[9]	1,197	1,244
Fannie Mae 2.50% 2027[9]	926	962
Fannie Mae 2.50% 2027[9]	903	938
Fannie Mae 2.50% 2027[9]	694	720
Fannie Mae 2.50% 2027[9]	512	531
Fannie Mae 2.50% 2027[9]	429	446
Fannie Mae 2.50% 2027[9]	397	412
Fannie Mae 2.50% 2028[9]	31,201	32,401
Fannie Mae 2.50% 2028[9]	10,806	11,222
Fannie Mae 2.50% 2028[9]	1,552	1,611
Fannie Mae 2.50% 2028[9]	1,394	1,447
Fannie Mae 2.50% 2028[9]	1,349	1,400
Fannie Mae 2.50% 2028[9]	1,182	1,227
Fannie Mae 2.50% 2028[9]	1,156	1,200
Fannie Mae 2.50% 2028[9]	1,004	1,043
Fannie Mae 2.50% 2028[9]	1,000	1,038
Fannie Mae 2.50% 2028[9]	738	766
Fannie Mae 2.50% 2028[9]	722	749
Fannie Mae 2.50% 2028[9]	712	739
Fannie Mae 2.50% 2028[9]	554	575
The Income Fund of America — Page 28 of 36

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.50% 2028[9]	$455	$472
Fannie Mae 2.50% 2028[9]	447	464
Fannie Mae 2.50% 2028[9]	419	434
Fannie Mae 2.50% 2028[9]	418	434
Fannie Mae 2.50% 2028[9]	395	411
Fannie Mae 2.50% 2028[9]	393	408
Fannie Mae 2.50% 2028[9]	383	398
Fannie Mae 2.50% 2028[9]	370	384
Fannie Mae 2.50% 2028[9]	367	381
Fannie Mae 2.50% 2028[9]	352	365
Fannie Mae 2.50% 2028[9]	259	269
Fannie Mae 2.50% 2028[9]	87	90
Fannie Mae 2.50% 2028[9]	46	47
Fannie Mae 6.00% 2028[9]	2,775	3,179
Fannie Mae 7.00% 2028[9]	927	1,088
Fannie Mae 7.00% 2028[9]	211	248
Fannie Mae 2.50% 2031[9,13]	124,500	128,984
Fannie Mae 5.50% 2033[9]	409	463
Fannie Mae 3.00% 2035[9]	3,463	3,641
Fannie Mae 3.50% 2035[9]	2,917	3,103
Fannie Mae 5.50% 2035[9]	381	433
Fannie Mae 5.50% 2036[9]	2,544	2,892
Fannie Mae 6.00% 2036[9]	977	1,114
Fannie Mae 6.00% 2036[9]	694	790
Fannie Mae 6.00% 2036[9]	320	368
Fannie Mae 6.00% 2037[9]	11,449	13,141
Fannie Mae 6.00% 2037[9]	1,964	2,262
Fannie Mae 6.00% 2037[9]	1,468	1,686
Fannie Mae 6.00% 2037[9]	99	114
Fannie Mae 6.50% 2037[9]	680	789
Fannie Mae 6.50% 2037[9]	600	702
Fannie Mae 6.50% 2037[9]	428	482
Fannie Mae 6.50% 2037[9]	113	131
Fannie Mae 7.00% 2037[9]	435	485
Fannie Mae 7.00% 2037[9]	138	154
Fannie Mae 7.50% 2037[9]	183	208
Fannie Mae 7.50% 2037[9]	112	122
Fannie Mae 7.50% 2037[9]	86	94
Fannie Mae 5.50% 2038[9]	552	621
Fannie Mae 6.00% 2038[9]	2,567	2,933
Fannie Mae 6.00% 2038[9]	1,466	1,684
Fannie Mae 6.00% 2038[9]	1,307	1,494
Fannie Mae 4.50% 2039[9]	20,756	22,877
Fannie Mae 6.00% 2039[9]	1,450	1,652
Fannie Mae 6.50% 2039[9]	503	585
Fannie Mae 4.00% 2040[9]	10,675	11,565
Fannie Mae 4.00% 2040[9]	6,219	6,692
Fannie Mae 4.00% 2040[9]	425	463
Fannie Mae 4.50% 2040[9]	65	71
Fannie Mae 4.50% 2040[9]	38	41
Fannie Mae 5.00% 2040[9]	6,807	7,540
Fannie Mae 4.00% 2041[9]	8,897	9,688
Fannie Mae 4.00% 2041[9]	6,880	7,489
Fannie Mae 4.00% 2041[9]	692	755
Fannie Mae 4.00% 2041[9]	425	464
The Income Fund of America — Page 29 of 36

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2041[9]	$320	$349
Fannie Mae 4.00% 2041[9]	219	240
Fannie Mae 4.50% 2041[9]	217	238
Fannie Mae 5.00% 2041[9]	416	462
Fannie Mae 5.00% 2041[9]	388	431
Fannie Mae 5.00% 2041[9]	317	352
Fannie Mae 5.00% 2041[9]	279	311
Fannie Mae 3.50% 2042[9]	16,422	17,393
Fannie Mae 4.00% 2042[9]	7,968	8,680
Fannie Mae 4.00% 2042[9]	3,351	3,656
Fannie Mae 4.00% 2042[9]	1,139	1,241
Fannie Mae 4.00% 2043[9]	8,836	9,670
Fannie Mae 4.00% 2043[9]	8,394	9,192
Fannie Mae 4.00% 2043[9]	3,381	3,701
Fannie Mae 4.00% 2043[9]	3,359	3,687
Fannie Mae 4.00% 2043[9]	3,060	3,351
Fannie Mae 4.00% 2043[9]	3,041	3,330
Fannie Mae 4.00% 2043[9]	2,669	2,931
Fannie Mae 4.00% 2043[9]	2,241	2,442
Fannie Mae 3.50% 2045[9]	17,867	19,100
Fannie Mae 4.00% 2045[9]	73,611	78,967
Fannie Mae 4.00% 2045[9]	55,347	60,315
Fannie Mae 4.00% 2045[9]	8,931	9,735
Fannie Mae 3.00% 2046[9,13]	2,655	2,763
Fannie Mae 3.50% 2046[9,13]	50,000	52,813
Fannie Mae 3.50% 2046[9]	31,399	33,566
Fannie Mae 4.00% 2046[9]	27,176	29,148
Fannie Mae 4.00% 2046[9,13]	7,712	8,267
Fannie Mae 4.50% 2046[9]	45,821	50,327
Fannie Mae 4.50% 2046[9]	40,917	44,940
Fannie Mae 4.50% 2046[9]	22,158	24,337
Fannie Mae 4.50% 2046[9]	7,017	7,693
Fannie Mae 6.50% 2047[9]	468	533
Fannie Mae 6.50% 2047[9]	331	377
Fannie Mae 6.50% 2047[9]	290	330
Fannie Mae 6.50% 2047[9]	183	209
Fannie Mae 6.50% 2047[9]	123	139
Fannie Mae 6.50% 2047[9]	78	89
Fannie Mae 7.00% 2047[9]	520	600
Fannie Mae 7.00% 2047[9]	288	332
Fannie Mae 7.00% 2047[9]	192	221
Fannie Mae 7.00% 2047[9]	100	116
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[7,9]	4,285	4,400
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[9]	12,231	12,685
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022[9]	7,000	7,341
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[7,9]	8,367	9,145
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[7,9]	9,215	10,274
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[7,9]	7,990	8,608
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 2024[7,9]	10,000	10,993
Fannie Mae, Series 2001-4, Class GA, 9.363% 2025[7,9]	60	67
Fannie Mae, Series 2001-4, Class NA, 9.696% 2025[7,9]	1	1
Fannie Mae, Series 2001-20, Class E, 9.584% 2031[7,9]	64	69
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[9]	4,003	4,528
Fannie Mae, Series 2007-24, Class P, 6.00% 2037[9]	2,200	2,459
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[9]	353	410
The Income Fund of America — Page 30 of 36

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[9]	$335	$397
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[9]	220	259
Fannie Mae, Series 2002-W1, Class 2A, 6.233% 2042[7,9]	582	692
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027[9]	7	7
Freddie Mac 5.00% 2023[9]	1,746	1,887
Freddie Mac 5.00% 2023[9]	1,693	1,829
Freddie Mac 5.00% 2023[9]	1,604	1,736
Freddie Mac 5.00% 2023[9]	594	646
Freddie Mac 3.50% 2034[9]	30,381	32,346
Freddie Mac 3.00% 2035[9]	13,506	14,200
Freddie Mac 3.50% 2035[9]	30,693	32,684
Freddie Mac 3.50% 2035[9]	28,115	29,939
Freddie Mac 3.50% 2035[9]	3,724	3,967
Freddie Mac 4.50% 2035[9]	11,853	12,949
Freddie Mac 5.50% 2037[9]	438	489
Freddie Mac 5.50% 2038[9]	1,444	1,626
Freddie Mac 6.50% 2038[9]	1,558	1,788
Freddie Mac 4.50% 2039[9]	1,081	1,183
Freddie Mac 5.00% 2039[9]	2,759	3,088
Freddie Mac 5.00% 2039[9]	1,710	1,882
Freddie Mac 5.00% 2039[9]	1,074	1,183
Freddie Mac 5.50% 2039[9]	699	782
Freddie Mac 4.50% 2040[9]	25,799	28,190
Freddie Mac 4.00% 2041[9]	1,915	2,061
Freddie Mac 4.50% 2041[9]	2,370	2,583
Freddie Mac 4.50% 2041[9]	1,940	2,123
Freddie Mac 4.50% 2041[9]	1,881	2,061
Freddie Mac 5.00% 2041[9]	174	193
Freddie Mac 4.50% 2042[9]	4,126	4,516
Freddie Mac 4.50% 2042[9]	2,445	2,670
Freddie Mac 4.00% 2043[9]	6,020	6,580
Freddie Mac 4.00% 2043[9]	5,988	6,524
Freddie Mac 4.00% 2043[9]	4,699	5,146
Freddie Mac 4.00% 2043[9]	3,394	3,710
Freddie Mac 4.00% 2043[9]	2,987	3,289
Freddie Mac 4.00% 2043[9]	2,697	2,938
Freddie Mac 3.50% 2045[9]	33,721	36,163
Freddie Mac 4.00% 2045[9]	33,898	36,912
Freddie Mac 3.50% 2046[9]	46,577	49,313
Freddie Mac 3.50% 2046[9]	14,961	15,801
Freddie Mac 4.00% 2046[9]	59,505	63,973
Freddie Mac 4.00% 2046[9]	15,000	16,064
Freddie Mac 4.50% 2046[9]	16,080	17,610
Freddie Mac 4.50% 2046[9]	6,403	7,012
Freddie Mac, Series 2890, Class KT, 4.50% 2019[9]	8,504	8,779
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[9]	8,000	8,272
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[9]	8,280	8,620
Freddie Mac, Series K025, Class A2, multifamily 2.682% 2022[9]	7,000	7,406
Freddie Mac, Series 2289, Class NB, 9.00% 2022[7,9]	6	7
Freddie Mac, Series 2013-DN2, Class M-1, 1.903% 2023[7,9]	1,700	1,711
Freddie Mac, Series K036, Class A1, multifamily 2.777% 2023[9]	10,579	11,077
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023[9]	9,800	10,629
Freddie Mac, Series K035, Class A2, multifamily 3.458% 2023[7,9]	3,000	3,328
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[7,9]	9,150	10,196
Freddie Mac, Series 2013-DN1, Class M-1, 3.853% 2023[7,9]	2,140	2,188
The Income Fund of America — Page 31 of 36

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series 2014-HQ2, Class M-1, 1.903% 2024[7,9]	$2,994	$3,013
Freddie Mac, Series 2014-HQ2, Class M-2, 2.653% 2024[7,9]	5,815	5,901
Freddie Mac, Series 2014-DN4, Class M-2, 2.853% 2024[7,9]	3,626	3,661
Freddie Mac, Series K043, Class A2, multifamily 3.062% 2024[9]	26,000	28,345
Freddie Mac, Series K041, Class A2, multifamily 3.171% 2024[9]	1,300	1,426
Freddie Mac, Series 2015-HQ2, Class M-2, 2.403% 2025[7,9]	3,600	3,636
Freddie Mac, Series 3257, Class PA, 5.50% 2036[9]	4,506	5,137
Freddie Mac, Series 3286, Class JN, 5.50% 2037[9]	3,631	4,110
Freddie Mac, Series 3318, Class JT, 5.50% 2037[9]	1,973	2,235
Government National Mortgage Assn. 10.00% 2021[9]	145	158
Government National Mortgage Assn. 10.00% 2025[9]	117	126
Government National Mortgage Assn. 4.50% 2041[9]	1,285	1,381
Government National Mortgage Assn. 4.00% 2045[9]	7,078	7,559
Government National Mortgage Assn. 4.50% 2045[9]	7,678	8,273
Government National Mortgage Assn. 3.50% 2046[9,13]	6,000	6,377
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[9]	8,327	8,402
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[7,9]	7,879	8,123
GS Mortgage Securities Corp. II, Series 2015-GS-1, Class AAB, 3.553% 2048[9]	4,000	4,365
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019[9]	332	331
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[5,9]	6,555	6,630
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 3.098% 2036[7,9]	5,219	4,474
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[5,9]	153	154
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.887% 2049[7,9]	10,306	10,539
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[9]	4,376	4,518
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-M, 6.207% 2051[7,9]	20,950	21,636
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[9]	17,000	17,107
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A-4, 5.699% 2049[7,9]	14,985	15,289
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[5,9]	4,498	4,889
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[9]	8,776	8,907
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040[9]	9,708	9,830
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[7,9]	18,000	18,372
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7,9]	10,035	10,348
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.021% 2050[7,9]	3,460	3,557
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[9]	15,218	15,269
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.071% 2049[7,9]	11,096	11,410
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[5,9]	8,745	9,339
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[9]	297	297
National Australia Bank 1.25% 2018[5,9]	5,000	5,003
Station Place Securitization Trust, Series 2016-3, Class A, 1.546% 2048[3,5,7,9]	10,500	10,500
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 4.482% 2036[7,9]	3,419	2,784
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[9]	8,000	8,105
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7,9]	19,050	19,410
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.889% 2049[7,9]	8,500	8,708
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 6.147% 2051[7,9]	8,500	8,725
		1,838,809
Asset-backed obligations 0.32%
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[5,9]	10,500	10,600
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[5,9]	10,000	10,112
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[5,9]	5,680	5,766
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[9]	7,155	7,192
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[9]	6,130	6,131
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[9]	4,810	4,812
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 2021[9]	6,000	6,090
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[5,9]	4,313	4,312
The Income Fund of America — Page 32 of 36

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[5,9]	$1,380	$1,391
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[5,9]	2,243	2,243
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[9]	8,230	8,255
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[9]	8,000	8,038
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[9]	6,600	6,601
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.885% 2026[5,7,9]	2,916	2,907
Citibank Credit Card Issuance Trust, Series 2008-A-2, Class A2, 1.601% 2020[7,9]	14,000	14,188
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[9]	13,630	958
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[5,9]	179	179
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 2035[5,7,9]	1,145	1,181
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.621% 2037[7,9]	1,496	1,325
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.631% 2037[7,9]	2,647	2,444
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[5,9]	7,970	8,024
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[5,9]	8,900	8,990
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[5,9]	7,225	7,358
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[5,9]	10,000	10,289
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[5,9]	661	660
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[9]	3,226	3,225
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[5,9]	2,405	2,453
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[5,9]	6,300	6,395
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[5,9]	10,110	10,291
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[5,9]	10,500	10,606
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31% 2027[5,9]	16,000	16,395
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[5,9]	17,160	17,659
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[9]	7,780	7,880
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.845% 2028[5,7,9]	1,306	1,306
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[5,9]	1,417	1,416
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[5,9]	8,500	8,476
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[5,9]	6,290	6,365
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[5,9]	7,518	7,671
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 3.52% 2021[5,9]	2,210	2,236
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.653% 2037[7,9]	12,944	1,312
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2018[9]	5,215	5,214
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.648% 2037[7,9]	1,529	1,345
RAMP Trust, Series 2003-RZ4, Class A-7, 5.29% 2033[7,9]	108	112
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[9]	1,798	1,798
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[9]	1,730	1,732
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[9]	1,423	1,424
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[9]	6,000	6,015
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[9]	5,000	5,042
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[9]	16,550	16,666
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[9]	5,340	5,412
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[9]	2,430	2,456
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74% 2021[9]	6,915	7,021
Social Professional Loan Program LLC, Series 2015-D, Class A-2, 2.72% 2036[5,9]	7,926	8,078
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[5,9]	6,075	6,084
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[9]	8,656	8,651
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[9]	4,365	4,370
		325,152
Federal agency bonds & notes 0.07%
CoBank, ACB 1.253% 2022[5,7]	3,700	3,552
Fannie Mae 6.25% 2029	32,000	46,881
Fannie Mae 7.125% 2030	1,500	2,381
The Income Fund of America — Page 33 of 36

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.875% 2018	$12,860	$12,894
Tennessee Valley Authority, Series B, 3.50% 2042	500	565
		66,273
Bonds & notes of governments & government agencies outside the U.S. 0.06%
Hungary 6.25% 2020	3,410	3,805
Slovenia (Republic of) 5.50% 2022	9,000	10,298
Spain (Kingdom of) 4.00% 2018[5]	31,765	33,058
United Mexican States 3.60% 2025	6,000	6,293
United Mexican States 4.125% 2026	6,900	7,511
United Mexican States 5.55% 2045	3,500	4,213
		65,178
Municipals 0.04%
State of California, Various Purpose G.O. Bonds, 6.20% 2019	24,675	27,750
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	6,000	6,269
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	8,500	8,376
		42,395
Total bonds, notes & other debt instruments (cost: $21,794,167,000)		22,626,080
Short-term securities 6.85%
3M Co. 0.42%–0.45% due 9/19/2016–9/26/2016[5]	75,000	74,953
Air Products and Chemicals, Inc. 0.40% due 8/5/2016[5]	37,000	36,997
Apple Inc. 0.43%–0.44% due 10/11/2016–10/20/2016[5]	121,475	121,370
BNP Paribas Finance Inc. 0.30% due 8/1/2016	24,100	24,099
CAFCO, LLC 0.60%–0.88% due 8/22/2016–11/21/2016	140,000	139,822
Caterpillar Financial Services Corp. 0.45%–0.46% due 8/25/2016–9/6/2016	132,000	131,954
Caterpillar Inc. 0.50% due 8/26/2016[5]	13,000	12,996
Chariot Funding, LLC 1.00% due 1/17/2017[5]	25,000	24,875
Chevron Corp. 0.52% due 8/2/2016–8/16/2016[5]	117,600	117,590
Ciesco LLC 0.57% due 8/1/2016	50,000	49,998
Coca-Cola Co. 0.56%–0.69% due 8/9/2016–1/12/2017[5]	214,800	214,447
ExxonMobil Corp. 0.34%–0.44% due 8/16/2016–10/3/2016	157,000	156,925
Fannie Mae 0.38%–0.53% due 9/8/2016–1/5/2017	200,000	199,756
Federal Farm Credit Banks 0.44%–0.57% due 10/24/2016–5/25/2017	350,000	349,112
Federal Home Loan Bank 0.25%–0.63% due 8/9/2016–5/15/2017	2,950,792	2,947,750
Freddie Mac 0.33%–0.49% due 8/16/2016–2/2/2017	823,958	823,053
GE Capital Treasury Services (U.S.) LLC 0.40% due 8/31/2016	50,000	49,984
General Electric Co. 0.34% due 8/1/2016	40,700	40,699
Honeywell International Inc. 0.49% due 10/19/2016[5]	50,000	49,939
IBM Corp. 0.45% due 9/26/2016[5]	50,000	49,969
Intel Corp. 0.41% due 8/30/2016	18,800	18,794
Jupiter Securitization Co., LLC 0.45% due 8/25/2016[5]	50,000	49,982
Kimberly-Clark Corp. 0.42% due 8/22/2016[5]	50,000	49,987
Microsoft Corp. 0.42%–0.46% due 8/3/2016–9/14/2016[5]	218,600	218,546
Paccar Financial Corp. 0.53% due 9/16/2016	20,100	20,088
PepsiCo Inc. 0.42% due 8/25/2016[5]	85,000	84,977
Pfizer Inc. 0.47%–0.67% due 9/12/2016–10/18/2016[5]	227,200	227,036
Private Export Funding Corp. 0.59% due 10/24/2016[5]	40,000	39,950
Qualcomm Inc. 0.48%–0.49% due 8/2/2016–9/7/2016[5]	88,500	88,481
Société Générale 0.29% due 8/1/2016[5]	25,000	24,999
The Income Fund of America — Page 34 of 36

Short-term securities	Principal amount (000)	Value (000)
U.S. Treasury Bills 0.36%–0.46% due 8/18/2016–12/8/2016	$232,900	$232,835
United Parcel Service Inc. 0.60% due 12/1/2016[5]	50,000	49,909
Walt Disney Co. 0.45% due 8/10/2016[5]	50,000	49,994
Wells Fargo Bank, N.A. 0.86%–1.05% due 11/3/2016–1/20/2017	190,000	190,000
Total short-term securities (cost: $6,960,868,000)		6,961,866
Total investment securities 99.95% (cost: $83,827,436,000)		101,560,318
Other assets less liabilities 0.05%		49,705
Net assets 100.00%		$101,610,023
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $661,445,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 7/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	8/15/2016	HSBC Bank	$134,377	A$182,300	$(4,079)
Australian dollars	9/9/2016	JPMorgan Chase	$96,752	A$130,000	(1,899)
British pounds	8/19/2016	Bank of America, N.A.	$37,778	£26,550	2,629
British pounds	8/19/2016	JPMorgan Chase	$163,054	£122,500	878
British pounds	8/19/2016	Barclays Bank PLC	$256,477	£195,043	(1,737)
British pounds	8/19/2016	HSBC Bank	$256,403	£195,043	(1,812)
British pounds	8/22/2016	HSBC Bank	$35,092	£26,450	74
British pounds	9/8/2016	HSBC Bank	$30,100	£22,900	(228)
Euros	9/23/2016	UBS AG	$84,824	€76,900	(1,360)
					$(7,534)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $141,409,000, which represented .14% of the net assets of the fund.
[4]	Security did not produce income during the last 12 months.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,655,197,000, which represented 6.55% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Coupon rate may change periodically.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $457,805,000, which represented .45% of the net assets of the fund.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Scheduled interest and/or principal payment was not received.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $2,963,000, which represented less than .01% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Purchased on a TBA basis.

The Income Fund of America — Page 35 of 36

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-1, 3.68% convertible preferred	4/3/2013	$29,938	$13,621.01%
CEVA Group PLC	11/24/2015	34,036	11,802.01
CEVA Group PLC, Series A-2, 2.68% convertible preferred	5/2/2013	13,172	4,567	—
Total private placement securities		$ 77,146	$ 29,990	.02%

Key to abbreviations and symbols
Auth. = Authority
ADR = American Depositary Receipts
A$ = Australian dollars
£ = British pounds
CAD = Canadian dollars
Dev. = Development
Econ. = Economic
€ = Euros
Facs. = Facilities
FDR = Fiduciary Depositary Receipts
G.O. = General Obligation
LOC = Letter of Credit
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-006-0916O-S54087	The Income Fund of America — Page 36 of 36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Income Fund of America:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary schedule of investments, as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of July 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

September 8, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: September 30, 2016